UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐Definitive Proxy Statement

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PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHX Minerals Inc.

1601 NW Expressway, Suite 1100

Oklahoma City, OK 73118

January 21, 2021

To the Stockholders of PHX Minerals Inc.,

We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders of PHX Minerals Inc. The meeting will begin promptly at 9:00 a.m. Central Standard Time on March 2, 2021 via a live audio-only webcast. Instructions on how to participate in the Annual Meeting are posted at www.proxydocs.com/PHX. Prior registration to attend the Annual Meeting at www.proxydocs.com/PHX is required by 5:00 p.m. Eastern Time on February 26, 2021. Only stockholders who held shares at the close of business on the record date, January 4, 2021, may vote at the Annual Meeting, including any adjournment thereof.

We look forward to updating you regarding our accomplishments this last year and our decision to focus on growing our perpetual oil and natural gas mineral ownership through mineral acquisitions and the development of our significant mineral acreage inventory.

The attached Notice of Annual Meeting and the accompanying proxy statement describe the matters to be considered at the Annual Meeting. In addition, management will report on the state of our business, and there will be an opportunity for you to ask questions of our mangement.

Your vote is important. We encourage you to review this proxy statement and to vote promptly so that your shares will be represented at the meeting. On behalf of everyone at PHX Minerals Inc., we want to thank you, our valued stockholders, for your continued support.

Sincerely,

Chad L. Stephens

President and Chief Executive Officer

Notice of Annual Meeting of Stockholders

To be held March 2, 2021

To the Stockholders of PHX Minerals Inc.:

Notice is hereby given that the annual meeting of the stockholders (“Annual Meeting”) of PHX Minerals Inc. (the “Company”) will be held virtually, on Tuesday, March 2, 2021, at 9:00 a.m. Central Standard Time. The virtual meeting can be accessed at www.proxydocs.com/PHX. At the Annual Meeting we plan to ask you:

1.

To elect the three nominees named in the accompanying proxy statement to serve as directors on the Company’s Board of Directors until the Company’s 2024 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
3.	To ratify the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021;
4.	To approve an amendment to the Restated and Amended Articles of Incorporation of the Company to increase the authorized number of shares of common stock from 24,000,500 shares to 36,000,500 shares;
5.	To approve the PHX Minerals Inc. 2021 Long-Term Incentive Plan; and
6.	To consider and act upon any other matter as may properly come before the meeting or any adjournment or postponement thereof.

We have set the close of business on January 4, 2021, as the record date for the Annual Meeting and only holders of record of Common Stock at such date will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As part of our precautions regarding the COVID-19 pandemic, we are sensitive to the public health and travel concerns that our stockholders may have, as well as any quarantines or other protocols that governments may impose. As a result, the Annual Meeting will be held in a virtual meeting format only. Please note that you will only be able to attend the Annual Meeting by means of remote communication – you will not be able to attend the Annual Meeting if you do not have Internet access. There will not be a physical meeting location. You or your proxyholder will be able to attend the Annual Meeting online, examine a list of our stockholders of record, and submit your questions and vote your shares electronically by visiting www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the Internet Availability Notice or proxy card. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would have at an in-person meeting.

The Annual Meeting webcast will begin promptly at 9:00 a.m. Central Standard Time, on March 2, 2021. Online access to the virtual meeting website will begin at 8:45 a.m. Central Standard Time, and we encourage you to access the Annual Meeting prior to the start time.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of this proxy statement, a proxy card and our 2020 annual report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to vote. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail. We believe that the Notice process allows us to provide our stockholders with information in a more timely manner, reduces our printing and mailing costs, and helps to conserve resources. The Company anticipates the Notice will be mailed to stockholders on or about January 21, 2021.

Whether you plan to attend the Annual Meeting or not, we encourage you to vote by following the instructions on the Notice or, if you received a paper copy of the proxy card, by signing and returning it in the postage-paid envelope. Voting by proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the Notice or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

We thank you for your continued support and look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors

Ralph D’Amico, Secretary

Oklahoma City, Oklahoma

January 21, 2021

YOUR VOTE IS IMPORTANT.

YOUR VOTE IS IMPORTANT, AND WE ENCOURAGE YOU TO VOTE EVEN IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY INTERNET OR TELEPHONE USING THE INSTRUCTIONS ON THE NOTICE, OR BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on March 2, 2021. This proxy statement, form of proxy card and the Company’s 2020 Annual Report to Stockholders are available at the following website: www.proxydocs.com/PHX or by writing to the Company at the address above. The Annual Report contains the financial documents of the Company.

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Proxy Statement Summary

This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This summary does not contain all of the information you should consider, and you should carefully read the Proxy Statement in its entirety before voting. Additional information regarding the Company and its performance in fiscal year 2020 can be found in our Annual Report on Form 10-K for the year ended September 30, 2020.

2021 ANNUAL MEETING OF STOCKHOLDERS
Date and Time:	March 2, 2021, at 9:00 a.m., Central Standard Time
Location:	Virtual access at www.proxydocs.com/PHX
Record Date:	January 4, 2021
Stockholders Entitled to Vote:

Holders of our Class A Common Stock, par value $0.01666 (“Common Stock”) as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote by proxy or at the Annual Meeting.

PROPOSALS AND BOARD RECOMMENDATIONS
	Proposal	Board Recommendation
No. 1	Election of three directors to serve on the Company’s board of directors for three-year terms ending at the Company’s annual meeting in 2024.	FOR each nominee
No. 2	Advisory vote to approve the compensation of the Company’s named executive officers.	FOR
No. 3	Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021.	FOR
No. 4	Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 24,000,500 shares to 36,000,500 shares.	FOR
No. 5	Approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan	FOR

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QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of Annual Meeting, including (1) the election of three directors to serve on our board of directors (the “Board”) for three-year terms ending at the Annual Meeting in 2024 (this proposal is referred to as the “Election of Directors”); (2) a non-binding, advisory vote to approve the compensation of our named executive officers (this proposal is referred to as “Executive Compensation”); (3) the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021; (4) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares from 24,000,500 shares to 36,000,500 shares; (5) the approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan; and (6) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof. Additionally, management will report on our performance during the last fiscal year and respond to questions from our stockholders.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate a person or entity as your proxy in a written document, such document is also called a proxy or a proxy card. All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy.

What is a proxy statement?

A proxy statement is a document that regulations of the United States Securities and Exchange Commission (the “SEC”) requires that we make available to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting. This proxy statement describes matters on which we would like you, as a stockholder, to vote and provides you with information on such matters so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Annual Meeting.

How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide stockholders access to our proxy materials for the Annual Meeting over the Internet. The proxy materials for the meeting are available at www.proxydocs.com/PHX. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.

Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2020 annual report, by calling 1-866-648-8133 or e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of the Notice

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received and state that you want a paper copy of the meeting materials. You also may request paper copies when prompted at www.investorelections.com/PHX.

Can I choose the method in which I receive future proxy materials?

Below are descriptions of the methods in which stockholders of record may receive future proxy materials or notice thereof:

•Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most stockholders.

•Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-866-648-8133 or e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of the Notice received and state that you want a paper copy of the meeting materials. If you are voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for paper copies by mail after you vote.

•E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please log in to www.proxydocs.com/PHX to enroll or, if voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for electronic delivery.

If you are a beneficial owner, you should consult the directions provided by your broker, bank, or other nominee with respect to how you receive your proxy materials and how to vote your shares.

Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote.

What is “householding”?

The SEC permits companies and intermediaries (such as brokers, banks and other nominees) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to those stockholders. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of our Notice or paper copies of our proxy statement and annual report (the “Proxy Materials”) mailed to you or you would like to opt out of this practice for future mailings, please submit your request in writing to Computershare, P.O. Box 505000, Louisville, KY 40233-5000, or by telephone by calling 1-800-884-4225, and we will promptly deliver such additional materials to you. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future. The Proxy Materials are also available at: www.proxydocs.com/PHX.

What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one copy of the Notice and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Annual Meeting.

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Who is entitled to notice of, and to vote at, the Annual Meeting?

Governing laws and our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend and vote at the Annual Meeting, and any continuations, adjournments or postponements thereof.

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on January 4, 2021 (the “Record Date”).

As of the Record Date, we had 22,389,194 shares of Common Stock outstanding. All holders of Common Stock of record at the close of business on January 4, 2021, will be entitled to vote at the Annual Meeting or any adjournments or postponements.

A list of all stockholders of record entitled to vote at our Annual Meeting will be available for examination at least 10 days prior to the Annual Meeting at our principal office located at 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118, during normal business hours, and will be available for inspection at the Annual Meeting.

How do I attend and participate in the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders as of the Record Date. Stockholders can attend the Annual Meeting by visiting www.proxydocs.com/PHX. The Annual Meeting will begin promptly at 9:00 a.m. Central Standard Time. We encourage you to allow ample time for online check-in, which will open at 8:45 a.m. Central Standard Time. If you plan to participate, submit questions or vote during the virtual Annual Meeting, you will need the Control Number included in the Internet Availability Notice or proxy card.

How can I request technical assistance during the Annual Meeting?

If you encounter any difficulties accessing the Annual Meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page at www.proxydocs.com/PHX.

Will I be able to ask questions during the Annual Meeting?

Stockholders will be able to transmit questions through www.proxydocs.com/PHX. Only stockholders with a valid Control Number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints.

What is a quorum?

A quorum is the presence, in person or by proxy, of a majority of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. There must be a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting for the purpose of determining a quorum.

What are the voting rights of our stockholders?

Each record holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting.

What is the difference between a stockholder of record and a “street name” holder?

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Most stockholders hold their shares in “street name” through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

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Stockholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting.

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Street Name Stockholder. If your shares are held in a stock brokerage account or by a bank, fiduciary or other nominee, you are considered the beneficial owner of shares held in “street name.” In this case, such broker, bank or other nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. If you hold your shares in “street name,” follow the voting instructions provided by your broker, bank or other nominee to vote your shares. Since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares.

How do I vote my shares?

Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

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By Proxy. You may give us your proxy by calling the toll-free telephone number or using the Internet as further described on the Notice. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you received a paper proxy card, you may give us your proxy by completing the proxy card and returning it to us in the U.S. postage-prepaid envelope accompanying the proxy card.

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To Vote During the Annual Meeting. You must do so through www.proxydocs.com/PHX. To be admitted to the Annual Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the Internet Availability Notice or proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Street Name Stockholders: Street name stockholders may vote their shares or direct their broker, bank or other nominee to vote their shares by one of the following methods:

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By Voting Instruction Card. If you hold your shares in street name, your broker, bank or other nominee will explain how you can access a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares. The availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

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To Vote During the Annual Meeting with a Proxy from the Record Holder. You may vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the instruction card or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

If you are a stockholder of record, your shares will be voted by the management proxy holder in accordance with the instructions on the proxy card you submit.

Can I revoke my proxy or change my vote?

Yes. If you are a stockholder of record, you can revoke your proxy at any time before it is voted at the Annual Meeting by doing one of the following:

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submitting written notice of revocation stating that you would like to revoke your proxy to PHX Minerals Inc., Attention: Chad True, 1601 NW Expressway, Suite 1100, Oklahoma City, Oklahoma, 73118, which must be received prior to the Annual Meeting;

•	using the same method (by telephone, Internet or mail) that you first used to vote your shares, in which case the later submitted proxy will be recorded and earlier proxy revoked; or

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during the Annual Meeting, notifying the inspector of election that you wish to revoke your proxy and voting your shares during the Annual Meeting. Attendance at the Annual Meeting without submitting a ballot to vote your shares will not revoke or change your vote.

If you are a beneficial or street name stockholder, you should follow the directions provided by your broker, bank or other nominee to revoke your voting instructions or otherwise change your vote before the applicable deadline. You may also vote during the Annual Meeting if you obtain a legal proxy from your broker, bank or other nominee as described in “How do I vote my shares” above.

What are abstentions and broker non-votes?

An Abstention occurs when the beneficial owner of shares, or a broker, bank or other nominee holding shares for a beneficial owner, is present, in person or by proxy, and entitled to vote at the Annual Meeting, but fails to vote or voluntarily withholds its vote for any of the matters upon which the stockholders are voting.

Broker “non-votes” are shares held by brokers, banks or other nominees over which the broker, bank or other nominee lacks discretionary power to vote (such as for the election of directors) and for which the broker or nominee has not received specific voting instructions from the beneficial owner. If you are a beneficial owner and hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (NYSE). There are non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. If a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, banker or other nominee should vote your shares, then such broker, bank or other nominee indicates it does not have authority to vote such shares on its proxy and a “broker non-vote” results. Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they are not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors), Proposal 2 (Executive Compensation), Proposal 4 (Amendment to Certificate of Incorporation) and Proposal 5 (Approval of Long-Term Incentive Plan) and your shares will be considered broker non-votes with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will have discretionary authority to vote your shares with respect to Proposal 3 (Ratification of Accounting Firm).

What vote is required for the proposals to be approved?

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Proposal 1 (Election of Directors): To be elected, for an uncontested election, each nominee for election as a director must receive the affirmative vote of a majority of the votes cast by the holders of our Common Stock, present or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Votes may be cast “For” or “Against” the election of each nominee. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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Proposal 2 (Executive Compensation): To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This non-binding advisory vote will be approved if it receives the affirmative vote of a majority of the votes cast by holders of our Common Stock present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

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Proposal 3 (Ratification of Accounting Firm): Ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021, requires the affirmative vote of a majority of the votes cast by holders of our Common Stock present or represented by proxy at the Annual Meeting. Abstentions will have the effect of a vote “AGAINST” approval. Brokers will have discretionary authority to vote on Proposal 3 and, accordingly, there will be no broker non-votes for this proposal.

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Proposal 4 (Amendment to Certificate of Incorporation): The amendment to the Company’s Certificate of Incorporation (as described herein) requires the affirmative vote of a majority of shares of Common Stock outstanding as of the Record Date. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

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Proposal 5 (Approval of Long-Term Incentive Plan): The approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan (as described herein) requires the affirmative vote of a majority of shares of Common Stock outstanding as of the Record Date. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.

How does the Board recommend that I vote?

Our Board recommends a vote:

•	FOR each of the nominees for director;

•	FOR non-binding, advisory approval of named executive officer compensation;

•	FOR the ratification of the selection and appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021;

•	FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares from 24,000,500 to 36,000,500; and
•	FOR the approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan.

What happens if I provide my signed proxy but do not specify how I want may shares to be voted, or if additional proposals are presented at the Annual Meeting?

If you provide us your signed proxy but do not specify how to vote, we will vote your shares as follows:

Proposal 1. FOR the election of each director nominee;

Proposal 2. FOR the approval, on an advisory basis, of the compensation of our named executive officers;

Proposal 3. FOR the ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2021;

Proposal 4. FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares from 24,000,500 to 36,000,500; and

Proposal 5. FOR the approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan.

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Management knows of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted as the Board may recommend.

Who will bear the cost of soliciting votes for the Annual Meeting?

The cost of soliciting proxies for the Annual Meeting will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage firms, banks or other nominees to send Proxy Materials to beneficial owners. The Company will reimburse these institutions for their reasonable costs in forwarding solicitation materials to such beneficial owners. No solicitation will be made by specially engaged employees or other paid solicitors.

May I propose actions for consideration at the 2022 annual meeting of stockholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read the “Stockholder Proposals” section of this proxy statement for information regarding the submission of stockholder proposals and director nominations for consideration at the Company’s 2022 annual meeting of stockholders.

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Proposal No. 1

Election of Three Directors for Three-Year Terms Ending at the Annual Meeting in 2024

Directors

The current directors of the Company and their current Board Committee memberships are as follows:

		Positions/Offices Presently	Served As	Present
Name	Age	Held with the Company	Director Since	Term Ends
Mark T. Behrman (1)(3)	58	Lead Independent Director	2017	2023
Lee M. Canaan (1)(3)	64	Director	2015	2021
Peter B. Delaney(2)(3)	67	Director	2018	2021
Christopher T. Fraser (1)(2)	62	Director	2019	2022
Chad L. Stephens	65	Director, Chief Executive Officer	2017	2023
(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance and Nominating Committee.

Our Bylaws state that the Board shall be comprised of not less than five members with the exact number determined by resolution of the Board. The Board has set the current size of the Board at five members. The Board is divided into three classes. At each annual stockholders’ meeting, the term of one class expires. Directors in each class ordinarily serve three-year terms, or until the director’s retirement or until his or her successor is elected and qualified.

The Board believes it is in the Company’s best interest to continue to have a classified board structure, with three-year terms for its directors, due to the uniqueness of the Company’s assets and strategies. The Company’s focus on ownership of perpetual fee mineral acres requires business strategies that are more long-term oriented as compared to more traditional oil and gas exploration and production companies. We believe that this requires the Company’s directors to have a long-term outlook and understanding rather than a focus on short-term results. This focus on long-term results will serve the Company well and create value for our stockholders.

Based on the recommendations from the Governance and Nominating Committee, our Board has nominated two continuing directors, Lee M. Canaan and Peter B. Delaney, and one new director, Glen A. Brown, to stand for election to the Board, each to serve a three year term expiring at the 2024 annual meeting or until the election and qualification of their respective successors or until their earlier death, retirement, resignation or removal.

Ms. Canaan, Mr. Delaney and Mr. Brown were recommended as nominees for election by the Governance and Nominating Committee and approved by the Board. Each nominee has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve on the Board if elected. However, if any nominee should be unable for any reason to accept nomination or election, it is the intention of the persons named in the proxy to vote such proxies for the election of such other person or persons as the Board may recommend.

Directors Nominated for Election at the Annual Meeting

Below is information about our nominees for election to the Board for three-year terms ending at the Company’s annual meeting in 2024. The biographical information reflects the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should stand for election to the Board.

Lee M. Canaan, 64, is the founder and portfolio manager of Braeburn Capital Partners, LLC (a private investment management firm), established in 2003 in Bloomfield Hills, MI. Ms. Canaan has over 35 years of oil and gas and investment management experience, starting her career as an Exploration Geophysicist at Amoco Production Company in Houston, TX, then ARCO in Los Angeles, CA, and AIM/Invesco in Houston, TX. She was elected to the Board in 2015.

Ms. Canaan currently serves on the board of EQT Corporation, Pittsburgh, PA, (natural gas production company operating exclusively in the Appalachian Basin of the U.S.) and Aethon Energy, LLC, Dallas, TX, (private

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E&P company with main operations in East Texas and western Louisiana). She has also served on the board of directors of the following publicly held companies: Noble International Ltd., Warren, MI, (a supplier to the automotive industry) from 2000 to 2004, where she served as the Compensation Committee Chairman from 2002 to 2004; Oakmont Acquisition Corporation, Bloomfield Hills, MI, (a special purpose acquisition corporation) from 2005 to 2007; Equal Energy Ltd., Oklahoma City, OK, (oil and gas exploration and production) from 2013 until its sale in 2014; and Rock Creek Pharmaceuticals, Sarasota, FL, (pharmaceutical research and development) from 2014 to 2016, where she also served as the chairman of the Audit and Nominating and Corporate Governance committees. She also served on the board of Philadelphia Energy Solutions, LLC, Philadelphia, PA, from 2018 to 2020 (private downstream energy company and the largest crude oil refining complex on the East Coast of the U.S.). She holds a bachelor’s degree in Geological Sciences from the University of Southern California, a master’s degree in Geophysics from the University of Texas at Austin, and an MBA degree in Finance from The Wharton School of the University of Pennsylvania. She is also a Chartered Financial Analyst.

Ms. Canaan’s qualifications to serve on the Board include her corporate finance, capital markets and merger and acquisition experience; her scientific background in geology and geophysics; her oil and gas exploration knowledge of North American basins; and her experience serving as a director of several public and private companies.

Peter B. Delaney, 67, is currently a principal with Tequesta Capital Partners, an entity which provides funding for various real estate and other ventures. He has held this position since 2016. Mr. Delaney was previously the Chairman and Chief Executive Officer of OGE Energy Corporation (“OGE Energy”) from 2007 to 2015. OGE Energy is a NYSE listed company and the parent company of OG&E, an electric utility provider, and owns a 50% interest in the General Partner of Enable Midstream Partners (NYSE: ENBL). Mr. Delaney was elected President of OGE Energy and as a member of its Board in 2007. Mr. Delaney retired as Chief Executive Officer of OGE Energy in May 2015 to step in as the Interim Chief Executive Officer of Enable Midstream Partners, a position he held until December 2015. From 2002 to 2013, Mr. Delaney also served as Chief Executive Officer of Enogex, an OGE Energy subsidiary, involved in natural gas midstream services, and one of the predecessor companies to Enable Midstream Partners.

During his tenure as Chief Executive Officer, OG&E received numerous industry awards, among them the 2012 Utility of the Year and the 2013 Edison Award, the industry’s highest honor. Mr. Delaney previously completed a 16-year investment banking career on Wall Street, specializing in corporate finance and in providing other advisory services to electric utilities and other energy companies. In addition to extensive capital markets experience, he provided advisory services in tender defense and mergers and acquisitions, Mr. Delaney was a Managing Director of UBS Inc., from 1997 until May 2001.

Mr. Delaney was elected to the Company’s Board in 2018. He has also served on the Board of Directors of the following companies: OGE Energy (Chairman) from 2007 to 2015; Enable Midstream Partners (Chairman) from 2013 to 2017: the Federal Reserve Bank of Kansas City from 2012 to 2017; and the Oklahoma City Boathouse Foundation (US Olympic and Paralympic Training Site) (Chairman) from 2007 to 2018. He currently serves on the Board of Directors of Integris Health System since 2009; Appable (a technology start-up company) (Chairman) since 2016; and Cabot Oil and Gas since 2018.

Mr. Delaney’s qualifications to serve on the Board include his extensive management experience in the energy industry, extensive investment banking experience, financial expertise and his record of service on the board of directors of public and non-public companies. His management experience in the natural gas midstream sector provides him with a sound knowledge base and perspective on issues affecting the energy business.

Glen A. Brown, 64, has broad oil and gas experience both as a senior executive and as an independent explorationist. Mr. Brown served as the Senior Vice President of Exploration for Continental Resources from 2015 to 2017. He joined Continental in 2012 as Manager of New Ventures and in 2013 was named Vice President of Geology. During his career at Continental, he managed annual budgets of $2 to $4 billion with active leasing, drilling and completion programs. Prior to joining Continental, he was an independent owner of NE LLC from 2003 to 2012 who developed projects which resulted in over 200 wells to be drilled and completed with 12 different operators. From 1991 to 2003, he served as an Exploration Manager for EOG Resources Midcontinent Division and he was responsible for various drilling programs and numerous field discoveries. From 1985 to 1991, Mr. Brown held middle management positions for TXO Production Company in Oklahoma City and Midland Texas. From 1982

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to 1985 he began his career as an Exploration Geologist with Marshall R. Young oil company in Oklahoma City. He holds a bachelor’s degree in Geology from State University of New York at Plattsburgh and a master’s degree in Geology from New Mexico State University in Las Cruces.

Mr. Browns’ qualifications to serve on the Board include his 39 years of oil and gas experience with identifying acquisition and divestiture targets, with assessing risk of projects, with knowledge of prospect economics, with extensive knowledge of horizontal drilling and completions in unconventional resource plays, and his 32 years in various management roles.

To elect each nominee for director, a majority of the votes entitled to be cast on Proposal No. 1 must vote “FOR” each nominee.

BOARD RECOMMENDATION

The Board of Directors Recommends Stockholders Vote “FOR” each of the director nominees named in this proxy statement.

Directors Continuing in Office

Below is information about our continuing directors whose terms of office do not expire at the 2021 Annual Meeting. These individuals are not standing for re-election at this time:

Directors Whose Terms End at the 2022 Annual Meeting

Christopher T. Fraser, 62, has broad experience in the chemical industry. Much of his experience, as noted below, has been with major, global participants in the industry. He was an Operating Partner of Advent International Corporation, a private equity firm (“Advent”), from 2011 to 2018 advising Advent on deals in the industrial sector, with a focus on chemicals and materials. Mr. Fraser served as Chairman of the Board of NYSE listed KMG Chemicals, Inc. from December 2012 to November 2018 and was a director from May 2008 to November 2018. He also served as Chief Executive Officer and President of KMG Chemicals, Inc. from September 2013 to November 2018. He served as the Chief Executive Officer and President of Chemical Lime Company from 2006 to 2009. Mr. Fraser served as the President and Chief Executive Officer of OCI Chemical Corporation from 1997 to 2006. Prior to joining OCI, he held various positions of responsibility in sales, marketing, business development, operations and general management.

Mr. Fraser currently serves on the Board of NYSE listed Element Solutions, Inc., Miami, FL, since July 2019, and serves as the Chairman of their Compensation Committee. He has also previously served as a director at OCI Company Ltd. from 2006 to 2008, ANSAC from 1994 to 2006 and Tangoe Inc. from 2002 to 2008. Mr. Fraser holds an MBA from Pepperdine University and Bachelor of Science degrees in Chemistry and Business Administration from the University of Connecticut.

Mr. Fraser’s qualifications to serve on the Board include his 18 plus years of experience serving as the chief executive officer of three different chemical companies, his service as board chairman or director of multiple publicly traded and privately-owned companies and his 40 years of experience utilizing his technical and business education. He is currently a senior operating director of SK Capital Partners advising on portfolio companies in the chemical industry.

Directors Whose Terms End at the 2023 Annual Meeting

Mark T. Behrman, 58, has been with LSB Industries, Inc. (“LSB”), Oklahoma City, (a publicly traded manufacturer and marketer of chemical products for the agricultural, mining and industrial markets) since 2014. Mr. Behrman currently serves as LSB’s President and Chief Executive Officer, a position he has held since December 30, 2018. Mr. Behrman joined LSB as the Senior Vice President of Corporate Development and served in that capacity until June 2015 and served as the Company’s Executive Vice President – Chief Financial Officer from June 2015 through December 2018. Prior to LSB, Mr. Behrman was Managing Director, Head of Investment Banking and Head of the Industrial and Energy Practices of Sterne Agee, Inc., New York, NY, (a full-service investment bank) from 2007 to 2014. Mr. Behrman has over 25 years of investment banking experience specializing in

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corporate finance and in providing other advisory services to industrial companies. In addition to extensive capital markets experience, he provided advisory services including mergers and acquisitions advice. Mr. Behrman started his career at Paine Webber, Inc. and Drexel Burnham Lambert, Inc.

Mr. Behrman has served on the board of directors of the following publicly held companies: Noble International Ltd., Warren, MI, (a supplier to the automotive industry) from 1998 to 2007, where he also served as Audit Committee Chairman from 1998 to 2003; Oakmont Acquisition Corporation, Bloomfield Hills, MI, (a special purpose acquisition corporation) from 2005 to 2007; Robocom Systems International, Massapequa, NY, (a developer and marketer of advanced warehouse management software solutions) from 1998 to 2000; and LSB Industries, Inc., Oklahoma City, OK. Mr. Behrman holds an MBA in Finance degree from Hofstra University and a Bachelor of Science degree in Accounting, Minor in Finance from Binghamton University.

Mr. Behrman’s qualifications to serve on the Board include his executive management experience, his extensive investment banking experience, his experience in accounting and finance, including as Chief Financial Officer of LSB Industries, his co-founding and management of several diverse businesses and his previous experience as a director of several public companies.

Chad L. Stephens, 65, was appointed Chief Executive Officer of the Company on January 16, 2020. Prior to his appointment as Chief Executive Officer, Mr. Stephens served as the Interim Chief Executive Officer of the Company, a position he was appointed to in August 2019. Mr. Stephens previously served as Senior Vice President – Corporate Development of Range Resources Corporation (“Range”), a position he held from 2002 until his retirement effective December 31, 2018. Mr. Stephens joined Range in 1990 as Senior Vice President – Southwest. While at Range, he was responsible for the origination, valuation and acquisition or divestiture of over $6.0 billion of oil and gas producing properties. Mr. Stephens served on Range’s internal hedging committee and was responsible for the oversight of all gas, oil and NGL marketing and sales. Mr. Stephens holds a Bachelor of Arts degree in Finance and Land Management from the University of Texas. He was appointed to the Board in 2017 and previously served as its Lead Independent Director.

Mr. Stephens’ qualifications to serve on the Board include his 40 years of oil and gas experience, having served 28 years in various senior management roles with Range, including significant experience with mergers and acquisitions, land and risk management, midstream logistics and commodity sales.

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CORPORATE GOVERNANCE AND OUR BOARD

Our Board

Board Leadership Structure and Lead Independent Director

The Company established the position of Lead Independent Director effective November 1, 2008, and eliminated the position of Chairman of the Board. It is the policy of the Company that a Lead Independent Director shall be elected annually to preside over meetings of the Board and executive sessions of the Company’s independent directors, facilitate information flow and communication between the directors and the Chief Executive Officer and to perform such other duties specified by the Board and outlined in the Charter of the Lead Independent Director. The Lead Independent Director determines the agenda and presides at all Board meetings and all executive sessions of non-employee directors. The Lead Independent Director also performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities.

Effective August 26, 2019, Mark T. Behrman was named Lead Independent Director by the Board and was reaffirmed as the Lead Independent Director at the December 7, 2020 Governance and Nominating Committee meeting.

The Board adopted a “Charter of Lead Independent Director” which can be viewed at the Company’s website: www.phxmin.com under “Corporate Governance” set forth under the “Investors” tab.

Board Independence

Our Board annually determines the independence of each director and nominee for election as a director based on a review of the information provided by the directors and nominees. The Board makes these determinations under the independence standards set forth in the NYSE Listed Company Manual, applicable SEC rules and our Corporate Governance Guidelines. A copy of our Corporate Governance Guidelines can be viewed at the Company’s website: www.phxmin.com.

As a result of its annual evaluation, the Board affirmatively determined by resolution that each of the Company’s current non-employee directors is independent under the listing standards of the NYSE, the requirements of the SEC and our Corporate Governance Guidelines. The Board has determined that each of the following non-employee directors is independent and has no material relationship with the Company that could impair such director’s independence: Mark T. Behrman; Lee M. Canaan; Peter B. Delaney; and Christopher T. Fraser.

Chad L. Stephens is not independent based on his service as the Company’s Chief Executive Officer. Mr. Stephens is the only director who is an officer or employee of the Company, and he does not currently serve on any Board committee.

Meetings and Committees of the Board of Directors

During the fiscal year ended September 30, 2020 (“fiscal 2020”), the Board held ten meetings. At each meeting, a quorum of directors was present. The non-employee directors held executive sessions at each regularly scheduled Board meeting without management present.

Pursuant to the Corporate Governance Guidelines, the Company expects all of its directors to attend regularly scheduled Board and committee meetings and the annual meeting of stockholders. During fiscal 2020, each director attended at least 75% of the meetings of the Board and each of the Board committees on which he or she served. All of the then-current directors attended the Company’s 2020 annual meeting.

Each year, the Board conducts a formal evaluation of its performance. Additionally, each Board committee conducts a formal evaluation of such committee’s performance. The Board and Board committee evaluations address, among other matters, the qualifications and performance of individual directors, overall Board or committee dynamics, the quality of information received from management, the appropriateness of matters reviewed and the quality of Board or committee deliberations. The results of these evaluations are discussed with the chairs of the relevant committees, the Lead Independent Director, or the full Board in executive session, as appropriate.

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Board Committees

The independent members of the Board are elected to serve on various Board committees. The Board presently has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. Each committee operates under a charter that has been approved by the Board, and the chair of each committee reports to the Board on actions taken at each committee meeting.

Audit Committee

The Audit Committee is currently comprised of Mark T. Behrman (chair), Lee M. Canaan and Christopher T. Fraser. The Board has determined that each member of the Audit Committee during fiscal 2020 met all applicable independence requirements during such member’s service on the committee and the financial literacy requirements of the SEC and the NYSE. Mark T. Behrman, Lee M. Canaan and Christopher T. Fraser have been determined by the Board to meet the “audit committee financial expert” requirements of the SEC.

The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its oversight responsibility to the Company’s stockholders, potential stockholders, the investment community and others, relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditors’ qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of the committee’s activities to the Board. While the Audit Committee has the responsibilities and powers set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. For additional information regarding the functions performed by the Audit Committee, see “Report of the Audit Committee.”

The Audit Committee met six times during fiscal 2020. The Audit Committee Charter, as amended in December 2017, is available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the Investors tab.

Compensation Committee

The Compensation Committee is currently comprised of Peter B. Delaney (chair) and Christopher T. Fraser. Robert E. Robotti served on the Compensation Committee until he resigned from the Board effective May 1, 2020. Messrs. Delaney and Fraser served on the Compensation Committee during the entire fiscal 2020. Each member of the Compensation Committee during fiscal 2020 met the applicable independence requirements during his service on the Compensation Committee, including the enhanced independence standards of the NYSE, and qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code and as a “Non-Employee Director” under SEC Rule 16b-3.

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation, employee benefits and incentive programs of the Company. The Compensation Committee has the overall responsibility of approving and evaluating executive officer compensation, retirement plans, policies and programs of the Company and the compensation of directors. The Compensation Committee’s function includes reviewing officer performance and recommending to the Board compensation amounts for executive officers and directors. The Compensation Committee also oversees the administration of the Company’s Employee Stock Ownership and 401(k) Plan and Trust Agreement (the “ESOP Plan”). For additional information regarding the Compensation Committee, please see the Compensation Committee Charter and the “Compensation Discussion and Analysis” section of this proxy statement.

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The Compensation Committee met five times during fiscal 2020. The Compensation Committee Charter, as amended in December 2016, is available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the Investors tab.

Governance and Nominating Committee

The Governance and Nominating Committee is currently comprised of Lee M. Canaan (chair), Mark T. Behrman and Peter B. Delaney. Robert E. Robotti served on the Governance and Nominating Committee until he resigned from the Board effective May 1, 2020. Ms. Canaan and Messrs. Behrman and Delaney served on the Governance and Nominating Committee during the entire fiscal 2020. The Board determined that each member of the Corporate Governance and Nominating Committee during fiscal 2020 met the applicable independence requirements.

Role of Corporate Governance and Nominating Committee

The purpose of the Governance and Nominating Committee is to assist the Board with the management of its corporate governance and nominating duties and responsibilities. Functions of the Governance and Nominating Committee include: searching for, identifying and screening individuals qualified to become members of the Board; recommending to the Board when new members should be added to the Board; recommending to the Board individuals to fill vacant Board positions; recommending to the Board nominees for election as directors at the annual meeting; and recommending the committee structure of the Board and the directors who will serve as members and chairs of each committee. If a vacancy on the Board exists that will not be filled by an incumbent director, the Governance and Nominating Committee identifies prospective nominees from several sources, including through the Board’s and management’s business and industry contacts and through stockholder recommendations. Currently, the Company does not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees.

The Governance and Nominating Committee is also responsible for overseeing and evaluating compliance by the Board and management with the Company’s corporate governance principles and its Code of Business Ethics and Business Practices. The Governance and Nominating Committee reviews periodically the corporate governance policies and principles of the Company.

Diversity

Although the Governance and Nominating Committee does not have a formal policy with respect to diversity when considering potential nominees for Board membership, the Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board’s effectiveness at the time the consideration is made. When considering potential nominees for Board membership, the Governance and Nominating Committee considers, among other things, the candidate’s character, wisdom, judgment, acumen, diversity, skills, financial literacy, experience and understanding of and involvement in the oil and gas industry. The committee also considers a potential nominee’s availability to devote the time and effort necessary to fulfill his or her responsibilities in the context of the needs of the Company and the Board. Our Bylaws generally provide that a person may not stand for election or re-election as a director after attaining the age of 70.

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Stockholder Nominees

The Governance and Nominating Committee will consider nominees proposed by stockholders of the Company if the requirements set forth in the Company’s Bylaws are satisfied. Nominations from our stockholders must include sufficient biographical information for the Governance and Nominating Committee to appropriately assess the proposed nominee’s background and qualifications. To propose a prospective nominee for consideration by the Governance and Nominating Committee, stockholders must submit the proposal in writing to PHX Minerals Inc., Attention: Secretary, 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118. Any such submission must be accompanied by the proposed nominee’s written consent to being named as a nominee and to serve as a director, if elected. Whether recommended by a stockholder or through the activities of the Governance and Nominating Committee, the Governance and Nominating Committee seeks to select candidates who have distinguished records and who will make significant contributions to the Board and the Company. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether a nominee was recommended by the incumbent directors or by a stockholder. For additional information, please see our Bylaws and the “Stockholder Proposals” section of this proxy statement.

The Governance and Nominating Committee met five times during fiscal 2020. The Corporate Governance and Nominating Committee Charter, as amended in March 2018, and the Code of Ethics and Business Practices are available at the Company’s website: www.phxmin.com under the “Corporate Governance” section of the Investors tab.

Board Role in Risk Oversight

Management is responsible for day-to-day risk assessment and mitigation activities. The Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy, its degree of tolerance for risk and oversight of the steps management is taking to manage the Company’s risk. This process is designed to provide to the Board timely visibility needed for the identification, assessment and management of critical risks. The Audit Committee assists the Board by annually reviewing and discussing with management this process and its functionality. The areas of critical risk for the Company include information technology, strategic, operational, compliance, environmental and financial risks. The Board, or the Audit Committee, receives information regarding areas of risk and potential risk exposure through updates from the appropriate members of management to enable the Board to understand and monitor the Company’s risk management process. Information brought to the attention of the Audit Committee is appropriately shared with the Board.

Compensation of Directors

The compensation of our non-employee directors is reviewed by the Compensation Committee and is approved by the Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. We consider the responsibilities of our non-employee directors and the amount of time such directors spend fulfilling their responsibilities and duties as a director in determining their compensation.

The following summary includes information regarding the compensation earned by our non-employee directors during fiscal 2020 for service on our Board and Board committees.

Cash Annual Retainers

For fiscal 2020, each of our non-employee directors received an annual retainer of $43,125. Additionally, in the first quarter of fiscal 2020, non-employee directors received $1,500 for attending each Board meeting and $1,000 for attending each committee meeting. Any director who traveled over 50 miles to attend a Board or committee meeting received an additional $500 for each meeting. Any director who participates in a Board meeting or committee meeting by telephone conference or other communications equipment received one-half of the fee paid for attendance in person at these meetings. We also reimburse our non-employee directors for out-of-pocket travel expenses incurred in connection with attending Board and committee meetings. After the first quarter of fiscal 2020, the annual retainer was increased to $45,000, and non-employee directors no longer receive additional compensation for Board and committee meeting attendance and fees for traveling over 50 miles to attend Board and committee meetings.

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During fiscal 2020, the Lead Independent Director received an additional annual retainer of $15,000 and the chairs of the Audit Committee, Compensation Committee and Governance and Nominating Committee received additional annual retainers of $11,500, $8,500 and $8,500, respectively. The annual retainers were paid in equal installments on December 31, 2019, and March 31, June 30 and September 30, 2020. The first retainer installment for fiscal 2021 was paid on the same basis on December 31, 2020.

The Company’s retainer and fee structure for non-employee directors was guided by a study conducted by Longnecker & Associates, Houston, Texas (“Longnecker”), an independent compensation consultant previously retained by the Compensation Committee to review the Company’s Board and executive compensation levels.

Equity Incentive Plans for Non-Employee Directors

The Company’s Deferred Compensation Plan for Non-Employee Directors (the “Directors’ Deferred Compensation Plan”) and the Company’s Amended 2010 Restricted Stock Plan (the “Restricted Stock Plan”) serve as the equity incentive plans for the Company’s non-employee directors.

Deferred Compensation Plan for Non-Employee Directors

Annually, non-employee directors may elect to be included in the Directors’ Deferred Compensation Plan. The Directors’ Deferred Compensation Plan provides that each non-employee director may individually elect to be credited with future unissued shares of Common Stock rather than cash for all or a portion of the director’s annual retainers, and may elect to receive shares, if and when issued, over annual time periods up to ten years. These unissued shares of Common Stock are recorded to each director’s deferred compensation account at the closing market price of the shares (i) on the dates of the Board and committee meetings and (ii) on the payment dates of the annual retainers. Dividends are credited to each deferred account on the record date of each declared dividend. Upon a director’s retirement, resignation, termination, death or a change-in-control of the Company, the unissued shares of Common Stock recorded for such director under the Directors’ Deferred Compensation Plan will be issued to the director. In the case of a change-in-control of the Company, all shares in the deferred accounts will be issued in a single lump sum to the appropriate directors at the closing of the event triggering such change-in-control. The promise to issue such shares in the future is an unsecured obligation of the Company. The following directors participated in the Directors’ Deferred Compensation Plan in fiscal 2020: Mark T. Behrman, Peter B. Delaney, Christopher T. Fraser and Robert E. Robotti.

Restricted Stock Plan

The Company’s independent directors are eligible to participate in the Company’s Restricted Stock Plan. Based in part on a recommendation from Longnecker, the Board proposed, and the Company’s stockholders approved, an amendment to the Restricted Stock Plan at the 2014 annual meeting of stockholders to make all independent directors eligible to participate in the Restricted Stock Plan.

At the Compensation Committee meeting on October 23, 2019, the committee approved restricted stock awards with a grant date of December 31, 2019, to each director in the amount of $50,000 which will vest on the last day of calendar year 2020. For additional information regarding the grants of restricted stock to our non-employee directors, please see the “Non-Employee Directors Compensation” table below.

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Director Compensation for Fiscal 2020

The table below sets forth the total non-employee director compensation earned during fiscal 2020 for each person who served in such capacity at any time during fiscal 2020. The fiscal 2020 compensation of Chad L. Stephens, who served as a director and interim Chief Executive Officer effective August 26, 2019 and Chief Executive Officer effective January 16, 2020, is disclosed under the caption “Executive Compensation – Summary Compensation Table” of this proxy statement.

Non-Employee Directors Compensation for Fiscal 2020

Name	Fees Paid in Cash or Deferred(1)(2)	All Other Compensation(3)(4)	Total
Mark T. Behrman	$76,375	$51,197	$127,572
Lee M. Canaan	$60,875	$50,687	$111,562
Peter B. Delaney	$61,625	$50,867	$112,492
Christopher T. Fraser	$52,375	$50,472	$102,847
Robert E. Robotti (5)	$28,125	$21,356	$49,481
(1)

The following non-employee directors deferred 100% of their retainers and fees under the Directors’ Deferred Compensation Plan: Mark T. Behrman, Peter B. Delaney and Christopher T. Fraser. Robert E. Robotti elected to receive 50% of his retainers and fees under the Directors’ Deferred Compensation Plan and 50% in cash payments. Lee M. Canaan did not elect to participate in the Directors’ Deferred Compensation Plan and received cash payments for her retainers and fees in 2020.

(2)

At the end of fiscal 2020, the following future share amounts had been recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan: Behrman– 35,379 shares; Canaan– 6,963 shares; Delaney– 26,281 shares; Fraser – 19,393 shares; shares and Robotti– 35,375 shares.

(3)

Includes dividends accrued under the Directors’ Deferred Compensation Plan. Under the Director’s Deferred Compensation Plan, dividends paid on the Common Stock are recorded to each non-employee director’s account under the plan on the record date of the dividend in the form of unissued shares of Common Stock. The amount recorded is based on the number of future unissued shares in each non-employee director’s account and the closing market price of the Common Stock on each dividend record date. These future share amounts have no voting authority and the non-employee directors have no investment authority with respect thereto.

(4)

Includes $50,000 for each non-employee director as a result of restricted stock awards in December 2019. In accordance with applicable accounting standards, this amount represents the grant date fair value of the award on the award date.

(5)	Retired from the Board in May 2020 and his restricted stock award was prorated accordingly.

Share Ownership Guidelines for Directors

The Bylaws of the Company require non-employee directors to own shares of Common Stock in order to be a Board member. To align the interests of the directors with the Company’s stockholders, the Board has adopted a “Company Share Ownership” policy in the Corporate Governance Guidelines. The policy indicates that each director is expected to own that number of shares at the end of his or her fifth year of Board service equal to, on a cost basis, the aggregate amount of his or her first three years’ directors annual retainers and the meeting fees for the regularly scheduled Board meetings held each year, plus the number of shares of restricted stock granted to such director under the Restricted Stock Plan which are granted and vested during such three-year period. Future unissued shares that have been credited to the directors’ accounts under the Directors’ Deferred Compensation Plan may be used to satisfy this share ownership requirement.

Related Person Transactions

We review all transactions and relationships in which the Company and any of our directors, nominees for director, executive officers or any of their immediate family members may be participants to determine whether any of these individuals have a direct or indirect material interest in any such transaction. We have developed and implemented processes and controls to obtain information from the directors and executive officers about related person transactions, and for determining, based on the facts and circumstances, whether a related person has a direct or indirect material interest in any such transaction. Transactions that are determined to be directly or indirectly material to a related person are disclosed in our proxy statement as required by SEC rules.

Pursuant to the Company’s processes, all directors and executive officers annually complete, sign and submit questionnaires that are designed to identify actual and potential conflicts of interest, related persons and any related person transactions. Additionally, we make appropriate inquiries as to the nature and extent of business that the Company may conduct with other companies for whom any of our directors or executive officers also serve as directors or executive officers. Under the Company’s Code of Ethics and Business Practices, if an actual or potential

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conflict of interest affects an executive officer or a director, he or she is required to immediately disclose all the relevant facts and circumstances to the Company’s President or the Governance and Nominating Committee, as appropriate. If the Governance and Nominating Committee determines that there is a conflict, it will refer the matter to the Board, which will review the matter to make a final determination as to whether a conflict exists, and, if so, how the conflict should be resolved. In addition, the Audit Committee reviews all reports and disclosures of actual and potential related person transactions.

None of the current non-employee directors have ever been an officer or employee of the Company. On August 26, 2019, Chad L. Stephens was named Interim Chief Executive Officer of the Company. At such time, the Board determined Mr. Stephens was no longer independent based on his service as our Interim Chief Executive Officer. Mr. Stephens serves as the Chief Executive Officer, effective January 16, 2020, of the Company and is the only director who is also an officer or employee of the Company. Mr. Stephens does not currently serve on any Board committee.

None of the organizations where the Company’s directors, nominees for election to the Board and officers hold positions are parents, subsidiaries or affiliates of the Company, or conduct business with the Company. As of September 30, 2020, we are not aware of any related party transactions that require disclosure herein.

Compensation Committee Interlocks and Insider Participation

The functions and members of the Compensation Committee are set forth under “Board Committees” above. All Compensation Committee members are independent under the enhanced independence standards of the NYSE for compensation committee members of NYSE listed companies.

None of the members of our Compensation Committee is or has been an officer or employee of the Company. In addition, during the last fiscal year, none of our executive officers served as a member of the board or the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board) of any entity in which a member of the Company’s Board or Compensation Committee is an executive officer.

Codes of Ethics

The Board has adopted a Code of Ethics and Business Practices applicable to all directors, officers and employees of the Company. Each director, officer and employee annually submits a signed statement that he or she is in compliance with the Company’s Code of Ethics and Business Practices. In addition, the Board has adopted a Code of Ethics for Senior Financial Officers. The Company’s Chief Executive Officer and Chief Financial Officer are held to the standards outlined in the Code of Ethics for Senior Financial Officers and are required to annually acknowledge compliance with this code. Copies of both the Code of Ethics and Business Practices and Code of Ethics for Senior Financial Officers are available at the Company’s website: www.phxmin.com.

Communications with the Board of Directors

The Company provides a process for stockholders and other interested parties to send communications to its Board. Stockholders or other interested parties who wish to contact the Lead Independent Director, the non-employee directors as a group, or any of the Company’s individual Board members may do so by writing: Board of Directors, PHX Minerals Inc., Attention: Mark Behrman, 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118. Correspondence directed to any individual Board member is referred, unopened, to that member. Correspondence not directed to a particular Board member is referred, unopened, to the Lead Independent Director.

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Proposal No. 2

Advisory Vote on Executive Compensation

In accordance with Section 14A of the Securities Exchange Act of 1934, we are providing our stockholders with the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, which is described in the Executive Compensation and Compensation Discussion and Analysis (CD&A) sections of this proxy statement (commonly referred to as “Say-On-Pay” vote). Our executive compensation program is designed to reward the Company’s leadership team for operating and financial results for the year and for adding to and building per share value for our stockholders, measured on both annual and long-term horizons. For fiscal 2020, our executive compensation program was generally unchanged from fiscal 2019.

We encourage our stockholders to review the discussion on executive compensation contained in this proxy statement, including the CD&A and the Executive Compensation sections of this proxy statement. The Company’s executive compensation programs reflect the philosophy of the use of performance-based incentives to ensure executives focus on certain performance metrics that we believe align with stockholder value creation. We believe our compensation program strikes the appropriate balance between utilizing fair and responsible pay practices and effectively incentivizing our executive officers to dedicate themselves to value creation for our stockholders.

The Board strongly endorses the Company’s executive compensation program and recommends that the Company’s stockholders vote to approve the following resolution:

RESOLVED, that the stockholders approve on an advisory basis the compensation of the Company’s named executive officers, as described in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders under “Compensation Discussion and Analysis” and “Executive Compensation” and the other related tabular and narrative disclosures contained in this proxy statement.

Because the Say-On-Pay vote is advisory, it will not be binding upon the Board or the Compensation Committee, and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this Proposal.

To approve the foregoing proposal, a majority of shares of Common Stock represented by proxy or holders of Common Stock present at the Annual Meeting must vote “FOR” approval of Proposal No. 2.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends a Vote “FOR” the Approval of the Compensation of the Company’s Named Executive Officers, as described in the CD&A and Executive Compensation sections of this proxy statement.

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Executive Officers

The current executive officers of the Company are listed below. All officers hold office at the discretion of the Board and may be removed from office, with or without cause, at any time by the Board. Except as noted below, each executive officer has been elected by the Board to serve until the next annual meeting of the Board or until their earlier resignation or removal.

		Positions and Offices	Officer
Name	Age	Presently Held With the Company	Since
Chad L. Stephens (1)	65	Interim Chief Executive Officer, effective August 26, 2019, President and Chief Executive Officer effective January, 16, 2020	2019
Ralph D'Amico	45	Vice President - Business Development and Investor Relations, effective January 2, 2019, Chief Financial Officer and Corporate Secretary, effective March 9, 2020	2019
Freda R. Webb	64	Vice President, Mineral Operations, effective January 1, 2017	2017
(1)	Biographical information for Mr. Stephens is set forth above in “Proposal No. 1 – Election of Three Directors for Three-Year Terms Ending at the Annual Meeting in 2024.”

Ralph D’Amico serves as the Company’s Vice President, Business Development and Investor Relations, a position he has held since joining the Company on January 2, 2019, and Chief Financial Officer and Corporate Secretary since March 9, 2020. Mr. D’Amico previously served as Managing Director in the energy investment banking group at Seaport Global Securities. Prior to his employment with Seaport Global Securities, Mr. D’Amico held positions within the investment banking practices of Stifel Nicolaus, Jefferies, Friedman Billings Ramsey and Salomon Smith Barney. Mr. D’Amico holds a bachelor’s degree in finance from the University of Maryland and an MBA from The George Washington University.

Freda R. Webb serves as the Company’s Vice President, Mineral Operations, a position she has held since January 1, 2017. Prior to this time, Ms. Webb worked as a reservoir engineering consultant for the Company from 2011 to 2015 and, in 2015, she was appointed Reservoir Engineering Manager. Prior to her employment with the Company, Ms. Webb held various reservoir engineering, acquisition, corporate planning and management positions for Cities Services, Occidental Petroleum and Southwestern Energy. Ms. Webb has more than 40 years of oil and gas industry experience, and she is a graduate of the University of Oklahoma with a Bachelor of Science degree in Mechanical Engineering and the University of Southern California with a Master of Science degree in Petroleum Engineering. She is a licensed professional engineer in the State of Oklahoma.

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes the Company’s compensation objectives and philosophy, the material elements of its executive compensation program for its named executive officers, recent compensation decisions and the factors the Compensation Committee considered in making such decisions.

This CD&A focuses on compensation earned during fiscal 2020 by our Chief Executive Officer, Chief Financial Officer and the other executive officers listed as named executive officers (“NEOs”) in our Summary Compensation Table. The NEOs who served in fiscal 2020 were as follows:

NEO(2)	Position
Chad L. Stephens (1)	President and Chief Executive Officer
Ralph D'Amico	Vice President, Chief Financial Officer, and Corporate Secretary
Freda R. Webb	Vice President, Mineral Operations
(1)	Mr. Stephens was appointed Interim Chief Executive Officer in August 2019. On January 16, 2020, Mr. Stephens was appointed as our Chief Executive Officer.
(2)	Robb P. Winfield served as our Vice President, Chief Financial Officer, Controller and Corporate Secretary, until his resignation effective March 9, 2020. He received a severance payment of $25,000.

Executive Compensation Overview

Our executive compensation program includes a mix of compensation components in furtherance of our pay-for-performance philosophy, while also providing a competitive level of overall compensation to our executive officers. The program is designed to reward the Company’s leadership team for operating and financial results for the year and over the long term, building per share value for our stockholders.

This past year, the Company’s executive compensation program was modified to align with the transition to a business strategy of increasing operating cash flow from royalty production growth as opposed to production growth from well participation. Accordingly, the annual bonus metrics were changed to more heavily weight financial performance and royalty production growth. The Company’s compensation philosophy is (i) to be stockholder aligned by heavily weighting equity performance based compensation tied to goals that builds long term value for stockholders; (ii) to be competitive with the market allowing the Company to attract and retain talent; (iii) to motivate and reward for individual performance and (iv) to be transparent utilizing measurable metrics and clearly articulated objectives. Furthermore, the Company believes in policies that promote stock ownership among the Company’s executives and directors.

Summary of Current Compensation Program

The Company’s current executive compensation structure is comprised of a mix of compensation elements intended to support the Company’s operating, financial and strategic goals and objectives in both the short-term and long-term. Each component of our compensation program is summarized below:

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Component	Form of Payout	Objectives	How Values are Determined
Base Salary	Cash	•Compensate our executive officers for their experience and expertise •Compete for talent with comparable companies in the oil and gas industry

Base salaries are evaluated and determined annually based on Company and individual results, overall responsibilities of each officer, expertise required in execution of the position and comparable peer company ranges.

Annual Bonuses	Cash

•Motivate our executive officers to achieve the Company’s short-term business goals and objectives

•Reward achievement of the Company’s operational performance metrics aligned with long-term business objectives

•Reward our officers for individual performance the demonstrates the application of targeted competencies

Cash bonus payments are a variable component of the Company’s compensation that is at-risk. The performance metrics associated with cash bonus payments are aligned with the Company’s annual performance goals and objectives.

The Compensation Committee annually evaluates and determines the annual operational performance metrics that align with long-term value creation. Subjective job responsibility performance goals of each officer are reviewed to ensure achievement of targeted competencies are rewarded.

Overall bonus levels are based on a comparable peer group.

Long Term Incentive (LTI) Awards	Restricted Stock Awards

•Motivate achievement of long-term goals of the Company

•Retain and attract key officers who perform over the longer time period

•Encourage our executive officers to create long-term value for the Company’s stockholders

•Promote pay-for-performance by aligning our executive officers with stockholders through meaningful ownership interests in the Company

LTI restricted equity-based compensation includes performance shares based on the market price performance of the Company’s Common Stock and return on invested capital.

LTI performance metrics are evaluated annually to determine alignment with business strategy and stockholder value creation.

LTI ultimate realization is based on employment metrics (25%) and performance metrics (75%) over the vesting period of the restricted stock grants. CEO’s LTI is 100% performance based, other than a sign-on bonus that is based on employment metrics.

Targeted LTI awards are based on a comparable peer group.

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Compensation Philosophy and Objectives

The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate key executive officers by providing incentives to reward them for performance efforts that support the Company’s short-term and long-term strategic objectives and is competitive with industry practice. The key objectives of the Company’s compensation program are to:

•

Align the interests of our executives with those of our stockholders – The Company uses restricted stock awards and contributions of Company stock to the ESOP Plan to align the financial interests of our executives with those of our stockholders and to provide a longer-term incentive form of compensation.

•

Attract, retain and incentivize key executives, who are necessary to continue execution of the Company’s business strategies principally involving growth in value by active management of our extensive mineral acreage position – Reward officers who contribute to the Company’s success and motivate the officers to develop and execute short,- medium- and long-term business strategies as well as meet annual goals approved by the Board.

•

Provide transparency regarding our compensation program for the benefit of executives and stockholders – Use measurable metrics such as the financial and operating performance of the Company and the market price performance of the Company’s Common Stock as key factors in determining compensation.

•

Motivate and reward individual performance that contributes meaningfully to Company performance – Evaluation of the individual performance of each executive officer affects most aspects of the executive’s compensation. Market data, individual performance and level of responsibility are considered in determining an executive’s annual salary and are important factors in deciding discretionary cash bonuses.

•

Build long-term share ownership – Align the structure of management compensation to Company performance and the enhancement of stockholder value by awarding equity in the Company, under the Restricted Stock Plan. The restricted stock awards made in December 2018, 2019 and 2020 contain various vesting provisions relating to continuous length of service to the Company, market price performance of the Company’s Common Stock and return on invested capital.

Role of Compensation Committee and Board

The Compensation Committee is responsible for establishing, implementing and monitoring all facets of the compensation of the Company’s executive officers. In particular, the Compensation Committee’s role is to recommend to the Board for final approval, the compensation, benefit plans and policies, and, in addition, to review, approve and recommend to the Board annually all compensation decisions relating to the Chief Executive Officer and the other executive officers of the Company. The Compensation Committee reviews the executive compensation program and recommends compensation levels, performance metrics, executive bonus distributions and restricted stock awards.

For fiscal 2020, the Compensation Committee and the Board, with advice from its compensation consultant, Longnecker & Associates, made all compensation decisions for the executive officers. The Compensation Committee and the Board reviewed the performance of Mr. Stephens, who was serving as our Chief Executive Officer and set his compensation. Mr. Stephens was not present during these discussions. Mr. Stephens made compensation recommendations to the Compensation Committee with respect to Mr. D’Amico and Ms. Webb. Such other NEOs were not present during these discussions. The Board made the final decisions and approved the compensation of the Company’s executive officers.

Role of the Compensation Consultant

In an effort to align our executives’ compensation competitively with the market, the Compensation Committee engaged an outside, independent compensation consultant, Longnecker & Associates, Houston, Texas

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(“Longnecker”), to review levels and incentive components of the NEO’s compensation for fiscal 2020. The primary role of Longnecker is to help identify the Company’s peer companies and to provide the Compensation Committee with market data, information and guidance regarding compensation trends in the industry, base salaries, the design of the Company’s incentive programs and executive and director compensation levels. The Compensation Committee retained Longnecker on a more limited scope of services for purposes of determining executive compensation in 2021 than in previous years. The Compensation Committee expects its compensation consultant will provide a broader scope of services as discussed above every other year.

The Compensation Committee, with the assistance of Longnecker, selected the following group of “peer companies” for comparison purposes in determining compensation for fiscal 2020.

Abraxas Petroleum Corporation	Kimbell Royalty Partners, LP
Approach Resources, Inc.	Lilis Energy, Inc.
Contango Oil & Gas Company	Lonestar Resources US Inc.
Dorchester Minerals, L.P.	PrimeEnergy Corporation
Earthstone Energy, Inc.	Ring Energy, Inc.
Evolution Petroleum Corporation	Rosehill Resources Inc.

The Compensation Committee has sole authority to retain and terminate independent compensation consultants and to determine the terms of their retention. Longnecker takes direction from the Compensation Committee, as appropriate, reports directly to the Compensation Committee and does not provide any other services to the Company. Management does not direct or oversee the retention or activities of Longnecker with respect to the Company’s executive compensation program.

Role of Stockholder Say-On-Pay Vote

The Company has historically received very strong support for its executive compensation practices. In 2020, 90% of the shares cast were voted in support of the program. In consideration of these results, the Compensation Committee has acknowledged the support received from our stockholders and views these results as an affirmation of our existing executive compensation policies and continued efforts to enhance our pay-for-performance practices. The Say-On-Pay vote serves as an additional tool to guide the Board and the Compensation Committee in ensuring alignment of our executive compensation program with the interests of our stockholders. The Compensation Committee will carefully consider the outcome of the Say-On-Pay vote when considering future executive compensation arrangements. We currently intend to hold this vote annually.

2020 Executive Summary – Business Overview

During fiscal 2020, the Company made the decision to focus on perpetual oil and natural gas mineral ownership and growth through mineral acquisitions and the development of its significant mineral acreage inventory in its core areas of focus. In accordance with this strategy, the Company ceased taking any working interest positions on its mineral and leasehold acreage. The Company believes that its strategy to focus on mineral ownership is the best path forward to giving our stockholders the greatest risk-weighted returns on their investments.

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The financial and operating results outlined below provide additional perspective on the Company’s fiscal 2020 performance:

•	Production volumes for fiscal 2020 were 8,593 Mmcfe, down from 10,359 Mmcfe in fiscal 2019;
•

Recorded a net loss in fiscal 2020 of $24.0 million or $1.41 per share, as compared to net loss of $40.7 million or $2.43 per share in fiscal 2019. Net loss in both years was primarily due to non-cash impairments. Adjusted pre-tax net income in fiscal 2020 was $0.9 million or $0.05 per share, as compared to $16.7 million or $1.00 per share in fiscal 2019;

•	Adjusted EBITDA for fiscal 2020 was $13.5 million, down from $36.9 million in fiscal 2019. This includes gain on sale of assets in 2020 and 2019 of $4.0 million and $19.0 million, respectively.;
•	Decreased debt 19% from $35.4 million as of September 30, 2019, to $28.8 million as of September 30, 2020;

Elements of 2020 Compensation Program

The principal elements of the executive compensation program are (i) an annual base salary, (ii) an annual cash bonus, (iii) restricted stock awards and (iv) contributions to the ESOP Plan. Awards of restricted stock pursuant to the Restricted Stock Plan are an integral part of the Company’s compensation program as a retention and long-term incentive form of compensation.

Base Salaries

The base salaries of our executive officers are reviewed annually by the Compensation Committee and future salary adjustments, if any, are recommended to the Board for final approval. The Compensation Committee and the Board consider various factors, including:

•	overall responsibilities of the executive officers;
•	scope, level of experience and expertise required to successfully execute the executive officer’s position with the Company;
•	demonstrated individual performance of the executive officer; and
•	recommendation of the Chief Executive Officer with respect to other executive officers.

Additionally, base salaries for executive officers are reviewed and periodically compared to similar positions in the Company’s industry.

Generally, in the first fiscal quarter of the following year, base salaries of the Company’s executive officers are set for the next calendar year. Base salaries are based on the individual’s responsibilities and experience, taking into account, among other factors, the individual’s initiative, contribution to the Company’s overall performance, handling of special projects or events during the year and yearly financial and operating results of the Company.

Salaries for the named executive officers in fiscal 2020 are set forth in the “Executive Compensation - Summary Compensation Table” below and were reviewed by the Compensation Committee and approved by the Board based on the considerations described above. Based on the above factors and considerations, the Board kept base salaries unchanged in calendar 2021 for the executive officers as: Chad L. Stephens - $345,000; Ralph D’Amico - $250,000; and Freda R. Webb - $225,000.

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Annual Cash Bonuses

Annual cash bonuses are largely determined by the preceding fiscal year’s (year-end September 30) operational and financial performance. Annual cash bonuses for executive officers are based on the individual’s responsibilities and experience, taking into account, among other factors, the individual’s initiative including the handling of special projects, contribution to the Company’s overall performance and the Company’s annual financial and operating results.

Annual cash bonuses are determined by the weighting of objective performance metrics and subjective performance goals applicable to each executive officer. During the annual goal-setting process, the Compensation Committee and the Board approve Company objective performance metrics and subjective performance goals that focus on the manner in which the Company’s business is managed.

Objective Performance Metrics

For fiscal year 2020, the Compensation Committee and the Board approved the use of the following categories of objective performance metrics in determining annual cash bonus amounts:

•	Debt adjusted earnings per share;
•	Operating cash flow per debt adjusted share;
•	Increase in relative value of royalty production growth per debt adjusted share

For fiscal year 2020, the Compensation Committee approved threshold (minimum), target and maximum levels for the performance metrics (as set forth in the tables below):

	Fiscal 2020
Metric Category	Threshold(1)	Target(1)	Maximum(1)	Weighting
Debt adjusted earnings per share (2)	$0.01	$0.08	$0.18	20%
Operating cash flow per debt adjusted share (3)	$0.50	$0.70	$0.85	20%
Increase in relative value production growth per debt adj share (4)	6%	10%	17%	25%
Discretionary	n/a	n/a	n/a	35%

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In any metric category, if the Threshold is achieved, 25% of weighting is earned. If the Target is achieved, 100% of weighting is earned. If the Maximum is achieved, 150% of weighting is earned. Achievement between Threshold and Target results in earning between 25% and 100% of weighing. Achievement between Target and Maximum results in earning between 100% and 150% of weighing. If the Minimum is not achieved in a metric category, no credit is earned. Debt adjusted shares equals fully diluted shares of the prior year plus the result of the average debt outstanding in the prior year divided by the average share price in the prior year.

(2)	Earnings per share is adjusted to eliminate the after-tax impact of unrealized derivative contracts and gain on sale of assets.
(3)	Operating cash flow is divided by debt adjusted fully diluted shares.
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Prior year actual royalty production in converted to Mcfe using current year relative values. The resulting prior year royalty production is divided by debt adjusted fully diluted shares (“Debt Adjusted Shares”) to arrive at Mcfe production per Debt Adjusted Share. Current year actual royalty production is converted to Mcfe using current year relative value. The prior year royalty production per Debt Adjusted Share is subtracted from current year production per Debt Adjusted Share to arrive at an increase or decrease in royalty production per Debt Adjusted Share which is divided by prior year royalty production per Debt Adjusted Share to arrive at a percentage increase or decrease.

In setting the performance metrics for fiscal 2020, the Compensation Committee determined that combining the performance metric categories of increasing Mcfe production, operating cash flow and earnings per share are important measurements necessary for increasing stockholder value and growing our oil and gas business. The earnings per share and operating cash flow metrics have the effect of discouraging excessive risk taking and controlling general and administrative costs. The Compensation Committee does not believe that these performance metrics reward executives for taking risks beyond those risks inherent in the oil and gas business.

The Compensation Committee has the discretion to modify the effect of any of the objective performance metrics if unforeseen or uncontrollable conditions result in any of these metrics not being relevant to the Company’s results for the year.

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Subjective Performance Goals

The Compensation Committee and the Board approved subjective performance goals that focus heavily on the manner in which the Company’s business is managed. An evaluation of the Chief Executive Officer is performed annually by the Compensation Committee. The Chief Executive Officer performs the evaluation of each of the other executive officers. In these evaluations, performances are evaluated on each of the detailed areas of responsibility.

Determination of Annual Cash Bonus Awards

The Compensation Committee reviewed the performance of the Company’s named executive officers in meeting their objective performance metrics and subjective performance goals for fiscal 2020.

The Compensation Committee believes that the cash bonus element of compensation for Mr. Stephens, Chief Executive Officer and other NEOs, should principally reflect how well they achieved the above outlined objective and subjective performance metrics. His bonus was targeted at 100% of base salary and the calculation was based on a weighting of 65% for meeting his objective performance metrics and 35% for meeting his subjective performance goals. The other named executive officers’ annual target bonuses were between 60% and 75% of base salaries without payouts based 35% on meeting subjective performance goals and 65% on meeting Company objective performance metrics.

Title	% of Salary	Objective Performance Metrics	Subjective Discretionary Metrics
Chief Executive Officer	100%	65%	35%
Chief Financial Officer	75%	65%	35%
Vice President, Mineral Operations	60%	65%	35%

Cash bonuses are paid in the first fiscal quarter of the following fiscal year based on the preceding fiscal year’s metric results. Thus, bonuses awarded in fiscal 2020 were based on the following fiscal 2020 objective performance metric results.

Objective Metric Category Results	Actual Results	Target
Debt adjusted earnings per share	($1.25)	$0.08
Operating cash flow per debt adjusted share	$0.49	$0.70
Increase in relative value production growth per debt adj share	1%	10%

The maximum targeted annual cash bonus that could have been paid in November 2020 to Mr. Stephens, our Chief Executive Officer (based on fiscal 2020 results) was 100% of his $345,000 base salary, prorated by 75% for the time he was employed at the Company. For fiscal 2020 the threshold for the performance metrics were not met and no payout was awarded due to market conditions primarily caused by the COVID-19 pandemic. After considering the five subjective metrics that govern the discretionary portion of the annual bonus, the Compensation Committee recommended a 100% award resulting in a 35% total bonus award. The five subjective metrics are strategy execution, operations expense management, performance of acquisitions, investor relations and valuation. See “Executive Compensation – Summary Compensation Table” for the dollar amount of cash bonuses for fiscal years 2020, 2019 and 2018.

Cash bonus payments for fiscal 2020 were made to all named executive officers during the first fiscal quarter of 2021. The cash bonus payments made to our named executive officers are set forth below in the “Summary Compensation Table” under “Executive Compensation.”

Long-Term Equity-Based Restricted Stock Compensation

Our named executive officers are eligible to receive stock-based awards under the Restricted Stock Plan. The objectives of the Restricted Stock Plan are to attract and retain key employees, align their interests with those of the Company’s stockholders, motivate them to achieve long-term goals and reward individual performance. Because

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executives’ compensation from stock-based awards is heavily weighted to our stock price performance, the Compensation Committee believes stock-based awards create a strong incentive to improve long-term financial performance and increase stockholder value.

The Compensation Committee and the Board considered the five-year total stockholder return on our Common Stock. The graph below matches PHX Minerals Inc.’s cumulative Five-Year total stockholder return on Common Stock with the cumulative total returns of the S&P Smallcap 600 index and the S&P Oil & Gas Exploration & Production index. The graph tracks the performance of a $100 investment in our Common Stock and in each index (with the reinvestment of all dividends) from September 30, 2015, to September 30, 2020.

	9/15	9/16	9/17	9/18	9/19	9/20

PHX Minerals Inc.	100.00	109.52	149.85	117.11	89.77	9.33
S&P Smallcap 600	100.00	118.12	142.98	170.26	154.35	141.56
S&P Oil & Gas Exploration & Production	100.00	119.06	106.94	134.47	92.42	51.04

The stock price performance included in this graph is not necessarily indicative of future stock price performance.

The Company enters into stock restriction agreements with its officers and directors when restricted stock awards are granted. These agreements include terms of the restricted stock awards. Vesting provisions contained in the stock restriction agreements are used by the Compensation Committee as a method to tie executive compensation both to continuing service by the executive to the Company and to growth in stockholder value, as

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measured by the market price of the Company’s shares. Under various circumstances, the restricted stock awards may vest totally, partially or not at all.

A portion (usually 25%) of these restricted stock awards vest if the executive officers remain employees of the Company for the vesting period (known as “non-performance shares”). These time-vested stock awards are forfeited if the officer does not remain continuously employed for the vesting period (typically three years). The other portion (usually 75%) of these restricted stock awards vest based on the market price performance of the Common Stock and performance criteria linked to return on capital employed at the completion of three years of service (known as “performance shares”). The Compensation Committee believes a three-year vesting schedule for restricted stock awards enhances the retention value of these awards and positions the Company competitively from a market perspective.

In 2019, Longnecker reviewed the total direct compensation packages of our executives, including our stock-based award program and recommended that the Compensation Committee continue the use of restricted stock awards as the equity component of the compensation of our NEOs. The Compensation Committee relied upon the market data, Company performance and individual performance in the determination of stock-based awards for our executive officers. After considering all of these factors, in fiscal 2020, the Compensation Committee approved the grant of the following restricted stock awards: Ralph D’Amico, 3,392 non-performance shares and 10,177 performance shares; and Freda R. Webb 3,469 non-performance shares and 10,408 performance shares. These restricted stock awards were granted to our NEOs on December 11, 2019, and vest over a 3-year period beginning on the grant date. When Chad Stephens was named Chief Executive Officer on January 16, 2020, he was granted 53,476 non-performance shares and 43,976 performance shares that vest over a 3-year period beginning January 16, 2020 and December 11, 2019, respectively. When Ralph D’Amico was named Chief Financial Officer on March 9, 2020, he was granted 16,340 non-performance shares and 5,068 performance shares that vest over a 3-year period beginning on December 11, 2019. For additional information regarding the stock-based awards granted to our executive officers under the Restricted Stock Plan, see the table entitled “Outstanding Restricted Stock Awards.”

Vesting of the performance shares of restricted stock awards granted as part of 2020 executive compensation is 50% based on the market price performance of the Common Stock (TSR) and 50% based on performance criteria linked to return on capital employed (ROCE) at the completion of the time vesting period. For performance shares to partially vest, the Common Stock must appreciate and the Company’s return on capital must be at prescribed minimum rates as set forth in each stock restriction agreement. If not, no performance shares vest. To fully vest, the Common Stock must appreciate and the Company’s return on capital must be at a prescribed rate set forth in each stock restriction agreement. If the stock appreciation and return on capital rate is between the prescribed minimum and maximum, the restricted stock will partially vest on a pro rata basis. Furthermore, vesting of performance shares of restricted stock awards based on relative stock price performance granted in 2020 is capped at 75% of target value if over the performance period the Company’s share price decreased more than 5%.

Vesting of Performance Based Awards Based on TSR

	Stock Performance as % of Index	Percentage of Shares Vesting
Level 1 – Min	85%	10%
Level 2	90%	20%
Level 3	100%	75%
Level 4	115%	98%
Level 5	125%	112.50%
Level 6 – Max	150%	150%

Vesting of Performance Based Awards Based on ROCE

	ROCE Goal	Percentage of Shares Vesting
Minimum	10%	50%
Target	15%	100%
Maximum	20%	150%

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Vesting of the time-vested restricted stock awards occurs only if the officer remains continuously employed by the Company for the required vesting period. If an officer does not remain continuously employed with the Company for such period, all such awards are forfeited, unless age and years of employment with the Company criteria are met.

On December 9, 2019, 1,306 of restricted stock granted to Ms. Webb on December 9, 2016 vested. Since only a portion of the restricted shares vested that were granted on December 9, 2016, 3,919 unvested shares were repurchased by the Company on December 9, 2019. Upon Mr. Winfield’s resignation on March 9, 2020, 27,819 performance and non-performance shares were forfeited and repurchased by the Company.

Clawback Policy

The Company has adopted an incentive compensation clawback policy to ensure that incentive compensation is paid based on accurate financial and operating data and the correct calculation of the Company’s performance against incentive targets as well as to mitigate the impact on the Company from the malfeasance of officers. If there is a restatement of the financial and/or operating results of the Company (other than a restatement caused by a change in applicable accounting rules or interpretations) and such restatement resulted in or contributed to any incentive compensation being granted, earned or vested to or by an officer that the officer would not otherwise have been granted, earned or vested if the correct financial and/or operating data had been used, the Company shall seek to recover such amount, and if at a determination by the Board, in its sole discretion exercised in good faith, that an officer of the Company engaged in fraud or misconduct or violated Company policies or engaged in conduct materially detrimental to the Company’s reputation, the officer shall repay or forgo all or any portion of incentive compensation as determined by the Board to be in the best interests of the Company. Incentive compensation shall mean any performance bonus or incentive award (including, without limitation, annual incentive bonuses (in cash or otherwise) and stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or other security-based or equity-based awards) that are granted, earned or vested under any Company plan, arrangement or agreement based wholly or in part upon the attainment of a financial reporting measure. If the Company is required to restate its previously-issued financial statements to correct a material error, the Committee shall seek the recovery of an overpayment that an officer received during the three completed fiscal years of the Company immediately preceding the date that the Company is required to make such restatement.

(31)

Other Compensation and Benefits

Qualified Defined Contribution Plan

The Company does not have a defined benefit pension plan that provides NEOs a fixed monthly retirement payment. Instead, all salaried employees, including NEOs, are eligible to participate in the Company’s ESOP Plan. The ESOP Plan is a tax-qualified, defined contribution plan and serves as the Company’s only retirement plan for its employees. Contributions are made at the discretion of the Board and, to date, all contributions have been made in shares of Common Stock. Contributions are allocated to all participants in proportion to their compensation for the plan year and 100% vesting occurs after three years of service. Separation prior to three years of service results in forfeiture of all contributions received. An amendment was made to the ESOP Plan, effective October 1, 2020, making all participants immediately vested in the plan in order to terminate the ESOP Plan in fiscal 2021. All employees, including executive officers, may participate in the 401(k) portion of the ESOP Plan on a voluntary basis. Under the terms of the 401(k) portion of the ESOP Plan, eligible employees may elect to defer a portion of their earnings up to the maximum allowed by regulations of the Internal Revenue Service. The Company makes no matching contributions to the 401(k) portion of the ESOP Plan. In the first quarter of fiscal 2021, the Company replaced its ESOP Plan with a 401(k) Plan only that allows for a company match. The Company match will begin in calendar year 2021.

Participation in Employee Benefit Plans

We offer health and welfare benefits to all eligible employees. Our executive officers and management are eligible to participate on the same basis as other employees in all such benefit plans, which include medical, dental, vision, group life, long-term disability and accidental death and dismemberment insurance.

Perquisites

The Company provides no other perquisites or personal benefits to its executive officers.

Risk Considerations Relating to Compensation

Our compensation program is designed to focus on meeting the Company’s objectives and goals while discouraging management from undue risk-taking. When establishing and reviewing our executive compensation program, the Compensation Committee has considered whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. While behavior that may result in inappropriate risk taking cannot necessarily be prevented by the structure of compensation practices, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Our compensation program is comprised of both fixed and variable and incentive-based elements. The fixed component of our compensation program is base salary. A fixed base salary provides reliable, foreseeable income that mitigates the focus of our employees on our immediate financial performance or our stock price, encouraging employees to make decisions in the Company’s best long-term interests. The variable incentive components are designed to be sensitive to our goals and objectives, performance and stock price. In combination, we believe that our compensation structure does not encourage our officers and employees to take unnecessary or excessive risks in performing their duties.

Moreover, with limited exceptions, our Compensation Committee retains discretion to impose additional conditions and adjust compensation pursuant to our clawback policy as well as for quality of performance and adherence to the Company’s values. The restricted stock that the Company has granted to its executive officers generally has a three-year vesting period beginning on the grant date, which further mitigates risk in the event any executive officer departs or is terminated and his restricted stock has not vested.

We believe that our compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on our Company.

(32)

Change in Control Executive Severance Agreements

Each of our NEOs is a party to a Change-in-Control Executive Severance Agreement (“Change in Control Agreements”). The Board believes that, in the event of a change-in-control of the Company, the executives’ performance may become hampered by distraction, uncertainty or other activities, which might adversely affect stockholder value. To reduce these potential adverse effects and to encourage fair treatment of its executive officers in connection with any change-in-control event, the Company enters into Change-In-Control Agreements with its executive officers to provide for change-in-control protection. For additional information, please see the “Potential Payments Upon Termination or Change in Control” section below.

Other than the Change in Control Agreements, the Company maintains no employment agreements with its executive officers.

Indemnification Agreements

The Company has entered into an indemnification agreement with each of its directors and executive officers. These agreements provide that the Company will indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses incurred as a result of a proceeding as to which they may be indemnified and to cover such persons under any directors’ and officers’ liability insurance policy the Company chooses, in its discretion, to maintain. These indemnification agreements are intended to provide indemnification rights to the fullest extent permitted under Oklahoma law and are in addition to any other rights the indemnitee may have under the Company’s Certificate of Incorporation, Bylaws and applicable law. We believe these indemnification agreements enhance the Company’s ability to attract and retain knowledgeable and experienced officers and directors.

Other Compensation Matters

In December 2019, the Compensation Committee adopted stock ownership requirements for management, and the Company has implemented such requirements. The Company’s Code of Ethics and Business Practices indicates that directors, officers and employees should not engage in speculative transactions involving the Company’s securities, such as exchange-traded options, short-sales or derivative instruments.

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation in excess of $1,000,000 annually paid to any of our executive officers. In previous years, Section 162(m) provided that compensation which qualified as “performance-based” was excluded from the $1 million per covered employee limit if, among other requirements, the compensation was payable only upon attainment of pre-established, objective performance goals under a plan approved by our stockholders. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, made significant revisions to Section 162(m). Effective for taxable years beginning on or after January 1, 2018, it repealed the performance-based exception, revised the definition of covered employees to include any individual who served as the chief executive officer or chief financial officer at any time during the taxable year, and provides that once an individual is considered a covered employee for any taxable year beginning after December 31, 2016, he or she will be considered a covered employee for all future years, including following any termination of employment. As a result, compensation paid to covered employees in excess of $1 million generally will be nondeductible, regardless of whether it is performance-based. The Tax Cuts and Jobs Act includes a transition rule according to which the deduction limitation as described above, will not apply to compensation arrangements in place pursuant to a written binding contract that was in effect on November 2, 2017, if it is not materially modified after that date.

Our compensation levels for fiscal 2020 were below the Section 162(m) level.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis for the year ended September 30, 2020. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2021 Annual Meeting of Stockholders.

(33)

Respectfully submitted,

Compensation Committee
Peter B. Delaney – Chair
Christopher T. Fraser

Executive Compensation

The table below sets forth information for the three most recently completed fiscal years concerning compensation paid to our named executive officers in those fiscal years for services in all capacities.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Base Salary (1)	Cash Bonus (1)	Stock Awards (2)	All Other Compensation (3)	Total

Ralph D'Amico, Vice	2020	$231,240	$66,864 (11)	$177,815	$16,648 (4)	$492,567
President, Chief Financial Officer,	2019	$149,359	$72,000	$96,454	$1,145	$318,958
and Corporate Secretary (9)	2018	-	-	-	-	-

Chad L. Stephens, President	2020	$419,375 (10)	$102,782 (12)	$679,334	$7,412 (13)	$1,208,903
and Chief Executive Officer (10)	2019	$58,065 (5)(10)	-	-	$105,007 (6)	$163,072
	2018	-	-	-	-	-

Freda R. Webb, Vice	2020	$223,250	$48,336 (7)	$97,617	$18,820 (8)	$388,023
President, Operations	2019	$216,500	$86,655 (7)	$105,131	$45,738 (8)	$454,024
	2018	$210,750	$118,393 (7)	$104,153	$43,433 (8)	$476,729
(1)

Base salaries are set on a calendar year basis and are reported on a fiscal year basis ending on September 30 of each year. This means that the salary shown above for each fiscal year reported represents three months’ salary of the previous calendar year and the first nine months of the current calendar year through September 30 fiscal year-end. Cash bonuses are paid in the first quarter of the following fiscal year based on the preceding fiscal year’s performance. Bonuses shown for fiscal 2020 were paid in November 2020 and were based on fiscal 2020 financial and operating performance. The same timing of payments and Company performance holds true for fiscal 2019 and fiscal 2018.

(2)

In accordance with applicable accounting standards, these amounts represent the aggregate grant date fair value of the awards on the award date. The ultimate value realized by the executive officers on vesting of the awards may or may not equal the fair market value at award date based on failure to achieve the specified vesting requirements. Under certain circumstances, the awards may wholly, partially or never vest. See footnotes to table entitled “Outstanding Restricted Stock Awards.”

(3)	Includes immaterial amounts for group life insurance premiums for fiscal years 2020, 2019 and 2018.
(4)

Represents the value of 9,791 shares for fiscal 2020 of Company stock contributed to the ESOP Plan on Mr. D’Amico’s behalf based on the closing market price of the shares on the day transferred and dividends received from restricted stock awards of $2,197 for fiscal year 2020.

(5)	Represents compensation paid to Mr. Stephens as Interim Chief Executive Officer for fiscal year 2019.
(6)	Represents compensation paid to Mr. Stephens as a non-employee director for fiscal year 2019, prior to being named Interim Chief Executive Officer.
(7)

Included in Ms. Webb’s cash bonuses are performance bonuses (based on each fiscal year’s financial and operating performance and subjective performance goals) and supplemental payments for the portion of her earned ESOP Plan contribution, which could not be made due to the deferral maximum regulations of the Internal Revenue Service. The performance bonuses paid in fiscal years 2020, 2019 and 2018 were $47,250, $78,480 and $113,000, respectively. The supplemental payments in fiscal years 2020, 2019 and 2018 were $1,086, $8,175 and $5,393, respectively.

(8)

Represents the value of 9,791 shares for fiscal 2020, 2,951 shares for fiscal 2019 and 2,195 shares for fiscal 2018, of Company stock contributed to the ESOP Plan on Ms. Webb’s behalf based on the closing market price of the shares on the last day of each fiscal year and dividends received from restricted stock awards of $2,839, $3,295 and $1,745 for fiscal years 2020, 2019 and 2018, respectively.

(9)	Mr. D’Amico was named an executive officer effective January 2, 2019 and Chief Financial Officer effective March 9, 2020.
(10)

Chad L. Stephens had a consulting arrangement with the Company to serve as the Interim Chief Executive Officer. The Compensation Committee designated his compensation as $50,000 per month, which is included in his base salary, for his service as Interim Chief Executive Officer effective August 26, 2019. Mr. Stephens was appointed Chief Executive Officer of the Company effective January 16, 2020.

(11)  Included in Mr. D’Amico’s cash bonuses are performance bonuses (based on each fiscal year’s financial and operating performance and subjective performance goals) and supplemental payments for the portion of his earned ESOP Plan contribution, which could not be made due to the deferral maximum regulations of the Internal Revenue Service. The performance bonus paid in fiscal year 2020 was $65,625. The supplemental payment in fiscal year 2020 was $1,239.

(34)

(12) Included in Mr. Stephen’s cash bonuses are performance bonuses (based on each fiscal year’s financial and operating performance and subjective performance goals) and supplemental payments for the portion of his earned ESOP Plan contribution, had he been eligible for the plan. The performance bonus paid in fiscal year 2020 was $90,563. The supplemental payment in fiscal year 2020 was $12,219.

(13)  Includes dividends received from restricted stock awards of $5,847 for fiscal year 2020.

Grants of Plan-Based Awards Table

The table below shows the plan-based awards granted by the Compensation Committee to the Company’s named executive officers in fiscal 2020:

			Equity Incentive Plan Awards
Name	Grant Date	Board Approval Date	Threshold	Target	Maximum	All other stock awards: Number of shares of stock or units	Grant Date Fair Value of Stock Awards
Ralph D'Amico	12/11/2019	12/11/2019	1,018	10,177	15,266	3,392	$95,451
Ralph D'Amico	3/9/2020	12/11/2019	507	5,068	7,602	16,340(1)	$82,364
Chad L. Stephens	1/16/2020	12/11/2019	4,398	43,976	65,964	53,476(2)	$679,334
Freda R. Webb	12/11/2019	12/11/2019	1,041	10,408	15,612	3,469	$97,617

(1)	Consists of restricted stock awards approved by the Board on March 9, 2020, 100% of which vest on December 11, 2022 subject to time vesting criteria.
(2)	Consists of restricted stock awards approved by the Board on January 16, 2020, 100% of which vest on January 16, 2023 subject to time vesting critera.

Outstanding Equity Awards

The following table provides information on the holdings of restricted stock by the Company’s named executive officers at January 1, 2021, which is the last date restricted stock has been awarded:

OUTSTANDING RESTRICTED STOCK AWARDS

Name	Award Date	Approval Date	Number of Shares of Restricted Stock That Have Not Vested	Market Value of Shares of Restricted Stock That Have Not Vested
Ralph D'Amico (7)	January 2, 2019	December 11, 2018	9,542(1)(8)	$150,000(5)
	December 11, 2019	December 11, 2019	13,569(3)(4)	$164,999(6)
	March 9, 2020	December 11, 2019	5,068(14)(15)	$61,627(6)
	March 9, 2020	March 9, 2020	16,340(17)(18)	$72,500(16)

Chad L. Stephens (9)	January 16, 2020	December 11, 2019	43,976(3)(10)	$534,750(6)
	January 16, 2020	January 16, 2020	53,476(11)(12)	$500,000(13)

Freda R. Webb	December 11, 2018	December 11, 2018	10,401(1)(2)	$145,406(5)
	December 11, 2019	December 11, 2019	13,877(3)(4)	$168,744(6)

(1)	Mr. D’Amico and Ms. Webb paid $159.03 and $173.34, respectively, to purchase their restricted stock.
(2)

Consists of the restricted stock awards granted on December 11, 2018, 25% of which vest on the completion of three years of service and 75% of which vest based on the market price performance of the Company’s Common Stock at the completion of three years of service.

(3)	Messrs. D’Amico and Stephens and Ms. Webb paid $226.06, $732.64 and $231.19, respectively, to purchase their restricted stock.
(4)

Consists of the restricted stock awards granted on December 11, 2019, 25% of which vest on the completion of three years of service and 75% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service.

(5)	Based on the closing market price of the Company’s Common Stock of $13.98 on September 30, 2019.
(6)	Based on the closing market price of the Company’s Common Stock of $12.16 on December 11, 2019.
(7)

Mr. D’Amico was elected as Chief Financial Officer effective March 9, 2020 and as Vice President – Business Development and Investor Relations effective January 2, 2019. He was not an employee of the Company prior to that time.

(35)

(8)

Consists of the restricted stock awards approved on December 11, 2018, and granted on January 2, 2019, 25% of which vest on December 11, 2021, and 75% of which vest based on the market price performance of the Company’s Common Stock on December 11, 2021.

(9)	Mr. Stephens was appointed as Chief Executive Officer effective January 16, 2020. He was not an employee of the Company prior to that time.
(10)

Consists of the restricted stock awards approved on December 11, 2019, and granted on January 16, 2020, 100% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service.

(11)	Mr. Stephens paid $890.91 to purchase his restricted stock.
(12)	Consists of the restricted stock awards granted on January 16, 2020, 100% of which vest on the completion of three years of service.
(13)	Based on the closing market price of the Company’s Common Stock of $9.35 on January 16, 2020.
(14)	Mr. D’Amico paid $84.43 to purchase his restricted stock.
(15)

Consists of the restricted stock awards approved on December 11, 2019, and granted on March 9, 2020, 100% of which vest based on the market price of the Company’s Common Stock and Company performance at the completion of three years of service.

(16)	Based on the closing market price of the Company’s Common Stock of $4.44 on March 9, 2020.
(17)	Mr. D’Amico paid $272.22 to purchase his restricted stock.
(18)	Consists of the restricted stock awards approved on March 9, 2020, and granted on March 9, 2020, 100% of which vest on the completion of three years of service beginning December 11, 2019.

Stock Vested in 2020

The following table summarizes, for the named executive officers, the restricted stock awards that vested during fiscal 2020.

	Stock Awards
Name	Number of shares acquired on vesting	Value realized on vesting
Freda R. Webb	1,306	$15,776

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information concerning the securities authorized for issuance under the Restricted Stock Plan as of December 31, 2020:

Plan Category	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by security holders	309,306
Equity compensation plans not approved by security holders	0
Total	309,306

Potential Payments Upon Termination or Change in Control

The following table and narratives disclose certain information with respect to compensation that would be payable to the Company’s NEOs upon termination or change in control as of September 30, 2020.

In fiscal 2020, each of our NEOs was a party to a Change in Control Agreement. Under such Change in Control Agreements, if, within two years following a change-in-control event, the Company terminates the employment of any of its executives without cause or any executive resigns for good reason as defined in the Change in Control Agreements, that executive would be entitled to a severance payment, payable in a lump sum, in cash, following his or her termination, in an amount equal to two times the average of the compensation paid to the executive during the two calendar years preceding the change-in-control event (or the annual average of any shorter period). Compensation for this purpose includes the sum of the executive’s base salary, cash bonuses and ESOP Plan contribution (restricted stock awards are excluded). The bonus amount used in determining the executive’s compensation will not be less than two times his or her targeted bonus for the calendar year in which the change-in-control event occurs (or if not yet determined for that year, two times the executive’s targeted bonus for the preceding calendar year). Further, if the executive qualifies, and the Company is required to provide coverage under COBRA, the Company shall reimburse the executive the costs of purchasing continuing coverage under COBRA for the executive and his or her dependents for twelve months. The Company became subject to COBRA on January 1, 2014.

(36)

A change-in-control event generally means: (i) the acquisition of beneficial ownership of 50% or more of the Company’s Common Stock; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; (iii) approval by the Company’s stockholders of a merger or consolidation which results in the ownership of 20% or more of the Company’s Common Stock by persons or entities that were not previously stockholders; or (iv) involuntary dissolution of the Company.

There may arise situations where the potential to merge with or be acquired by another company may be in the best interest of our stockholders. Based on this potential, the Company believes that the “double trigger” requiring both (i) a change-in-control event and (ii) the termination of an executive’s employment without cause or his or her resignation for good reason after the event is appropriate to provide fair treatment of the executive officers, while allowing them to continue to concentrate on enhancing stockholder value during a change-in-control event, as they may take actions which ultimately may lead to termination of their employment after the change-in-control event.

Pursuant to the Change in Control Agreements, assuming that a change-in-control event took place on the last business day of fiscal 2020, and an executive’s employment was terminated without cause, or the executive terminated his or her employment for good reason, within two years following this assumed change-in-control event, the executives named below would receive the following severance payments:

Name	Salary(1)	Bonus(2)	Total(3)
Ralph D'Amico	$457,751	$375,000	$832,751
Chad L. Stephens (4)	$690,000	$690,000	$1,380,000
Freda R. Webb	$498,256	$270,000	$768,256

(1)

Calculated based on (i) two times the average of the executive officer’s base salary during calendar years 2019 and 2020 plus (ii) two times the average amount contributed to the ESOP on behalf of each executive during calendar years 2019 and 2020.

(2)	Calculated based on two times the maximum targeted bonus for each executive for calendar year 2020.
(3)

In addition, if the Company is required to provide continuing coverage to its employees under COBRA (as defined in Section 4980B of the Internal Revenue Code of 1986) at the time of a change-in-control, the Company will reimburse each executive for all costs incurred by them in purchasing such continuing coverage for themselves and their dependents as long as they qualify for COBRA coverage.

(4)	Chad L. Stephens became an employee and executive on January 16, 2020; thus 2020 salary information is used in his calculation.

(37)

Chief Executive Officer Actual Realized Compensation

The supplemental table below reflects actual realized compensation for Chad L. Stephens, our Chief Executive Officer for 2020 and Paul F. Blanchard, Jr., our former President and Chief Executive Officer for calendar 2018 through 2019. This table reflects the Chief Executive Officer’s IRS Form W-2 income and is not a substitute for the Summary Compensation Table. “Total Actual Realized Compensation” differs substantially from “Total Compensation” as shown in the Summary Compensation Table. The principal differences between these totals are: (i) the table below reports the actual value realized on restricted stock compensation during each year (as vesting occurs), whereas the Summary Compensation Table reports the grant date fair market value in the year each award is granted irrespective of vesting; (ii) the table below does not include the value of the ESOP Plan contribution portion of “All Other Compensation” reported in the Summary Compensation Table because it is not taxable income; and (iii) the table below reflects calendar year compensation amounts, whereas compensation amounts shown in the Summary Compensation Table are based on the Company’s fiscal year.

Paul F. Blanchard, Jr., the Company’s former President and Chief Executive Officer, resigned from the Company on August 26, 2019. Upon his resignation from the Company on August 26, 2019, Mr. Blanchard received a severance payment of $668,883 (included in “Other” compensation in the table below). Per the terms of the Company’s Transition Agreement with Mr. Blanchard, this payment consisted of a lump sum payment of (i) one year of his annualized salary in the amount of $326,500; (ii) an annual bonus payment in the amount of $326,500 and (iii) an amount equal the cost of extending medical coverage for a period of 12 months.

Additionally, upon his resignation, 3,951 non-performance shares awarded to Mr. Blanchard under the Restricted Stock Plan vested. The value of these shares at vesting was $55,235. In accordance with IRS rules, this value was reported as income to Mr. Blanchard in calendar 2019 and is reflected in the schedule below.

Name	Calendar Year	Salary	Cash Bonuses	Dividends from Restricted Stock	Value of Vested Restricted Stock Awards	Other	Total Actual Realized Compensation

Chad L. Stephens	2020	$330,625	$102,782	$6,822	$-	$2,118	$442,347
Paul F. Blanchard	2019	$261,828	$248,112	$7,820	$55,235	$669,528	$1,242,523
Paul F. Blanchard	2018	$317,000	$332,190	$9,064	$78,273	$774	$737,301

Pay Ratio Disclosure

The Pay Ratio Disclosure Rule, codified in Item 402(u) of Regulation S-K and adopted pursuant to Section 953(b) of the Dodd-Frank Act, requires the Company to calculate and disclose the ratio of the annual total compensation of Chad L. Stephens, the Chief Executive Officer, to the median of the annual total compensation of the Company’s employees (other than the Chief Executive Officer).

We determined that, for the year ended September 30, 2020, (i) the annual total compensation granted to our CEO was $1,208,903, as reported in our Summary Compensation Table; (ii) the annual total compensation of our “median employee” was $113,379; and (iii) the ratio of these amounts was 11-to-1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the Company’s payroll records and the methodology described below.

To identify the median of the annual compensation of all our employees, as well as to determine the annual total compensation for our median employee and our Chief Executive Officer, we took the following steps:

•

We determined that, as of September 30, 2020, our employee population consisted of 17 individuals, all of whom were located in the United States. This population consisted of only full-time employees, as we do not have part-time, temporary or seasonal workers. We selected the last day of our fiscal year September 30, 2020, as our identification date for determining our median employee because it enables us to make such identification in a reasonably efficient and economic manner.

(38)

•

We used a consistently applied compensation measure to identify our median employee by comparing the amount of the salary or wages, bonuses and restricted stock awards that vested in 2020 as reflected in our payroll records.

•

We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our Chief Executive Officer, are located in the United States, we did not make any cost of living adjustments in identifying the median employee.

•	After we identified our median employee, we combined all of the elements of such employee’s compensation for fiscal 2020, resulting in annual total compensation of $113,379.
•

With respect to the annual total compensation of our Chief Executive Officer, we used salary, bonus, restricted stock awards granted and all other compensation for fiscal 2020, resulting in annual granted total compensation of $1,208,903.

Because the SEC rules for identifying the median employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in their pay ratio calculations.

(39)

Proposal No. 3

Approval and Ratification of Selection of

Independent Registered Public Accounting Firm

The Audit Committee has appointed and engaged Ernst & Young LLP (“Ernst & Young”) to serve as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending September 30, 2021, and to perform other appropriate audit-related services. Ernst & Young has been serving as the independent registered public accounting firm of the Company since 1989. The Company’s stockholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2021.

The Audit Committee is responsible for selecting the independent auditors of the Company. The Audit Committee has directed the Company to submit the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal 2021 for ratification by the stockholders at the Annual Meeting. Although stockholder ratification of Ernst & Young is not required by the Company’s governing documents or law, the Board has determined that it is desirable to submit the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice in view of the critical role played by the independent registered public accounting firm in maintaining the integrity of financial controls and reporting. If the stockholders do not vote to approve the ratification of the selection, the Audit Committee will consider whether to engage another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time during fiscal 2021 if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Ernst & Young is expected to attend the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from stockholders.

Report of the Audit Committee

The Audit Committee is comprised of three independent, non-employee directors, Mark T. Behrman (chair), Lee M. Canaan and Christopher T. Fraser. The Board has determined that all committee members are independent and financially literate as defined by NYSE listing standards and SEC regulations and that Mr. Behrman, Ms. Canaan and Mr. Fraser are each an “audit committee financial expert” as defined by applicable SEC regulations. For purposes of complying with NYSE rules, the Board has determined that none of the Committee members currently serve on the audit committees of more than three public companies.

The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, as may be amended from time to time by the Board. The Audit Committee’s primary responsibility is to oversee the Company’s financial reporting process on behalf of the Board and report the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting.

Management is responsible for the preparation, presentation and integrity of our financial statements in accordance with generally accepted accounting principles, the establishment and maintenance of our disclosure controls and procedures, and the establishment, maintenance and evaluation of the effectiveness of our internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of our financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing reports thereon. The Audit Committee’s responsibilities include monitoring and overseeing these processes.

Discussions with Management. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for fiscal 2020, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Discussions with Independent Accountants. The Audit Committee reviewed and discussed the Company’s audited financial statements with Ernst & Young (“independent accountants”), which is the independent registered

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public accounting firm responsible for expressing an opinion on the conformity of those financial statements with the standards of the PCAOB and its judgment as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee discussed with the independent accountants such matters required under the standards of the PCAOB and the SEC. In addition, the Audit Committee discussed with the independent accountants its independence from management and the Company, including matters in the written disclosures and letter received from the independent accountants as required by PCAOB Rule 3526 (Communications with Audit Committee Concerning Independence).

The Audit Committee met with the independent accountants, with and without management present, to discuss the overall scope and plans for their audit, the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The Audit Committee also met with the independent accountants and management after the end of each of the first three 2020 fiscal quarters. At these meetings, the independent accountants’ review of quarterly results was presented, and discussions were also held with management concerning these results.

Recommendations that Financial Statements be Included in the Annual Report. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2020 for filing with the SEC (which was filed on December 10, 2020).

Audit Committee
Mark T. Behrman – Chair
Lee M. Canaan
Christopher T. Fraser

Independent Accountants’ Fees and Services

The following sets forth fees billed for audit and other services provided by Ernst & Young for the fiscal years ended September 30, 2020, and September 30, 2019:

Fee Category	Fiscal 2020 Fees	Fiscal 2019 Fees
Audit Fees (1)	$538,500	$367,500
Tax Fees	$-	$-
All Other Fees	$-	$-
(1)	Includes fees for audit of financial statements, review of the related quarterly financial statements for those fiscal years, and services related to other SEC filings.

All services rendered by Ernst & Young were permissible under applicable laws and regulations and were pre-approved by the Audit Committee. The Audit Committee’s pre-approval policy is set forth in the Audit Committee Charter which is available at the Company’s website: www.phxmin.com.

To ratify the selection of Ernst & Young LLP, a majority of shares of Common Stock represented in person or by proxy at the Annual meeting must vote “FOR” Proposal No. 3.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends Stockholders Vote “FOR” Ratification of Selection of Independent Registered Public Accounting Firm.

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Proposal No. 4

Approval of Amendment and Restatement of

Certificate of Incorporation

General

At our Annual Meeting, we are asking the holders of our Common Stock to approve an amendment to our Certificate of Incorporation to increase the total number of shares of capital stock which the Company has the authority to issue from 24,000,500 shares to 36,000,500 shares (the “Amendment”). The Amendment will be incorporated into our Certificate of Incorporation through the adoption of an amended and restated certificate of incorporation that incorporates this Amendment and previously approved amendments, as well as certain administrative changes described below (the “Amended and Restated Certificate”).

On December 8, 2020, the Board adopted resolutions approving the Amended and Restated Certificate and directed that the Amendment be submitted to a vote of the stockholders at the Annual Meeting. If the stockholders approve the proposal, subject to the discretion of the Board, the Company will file (or cause to be filed) the Amended and Restated Certificate, in the form of Appendix A hereto, with the Office of the Secretary of State of the State of Oklahoma as soon as practicable.

The Board believes that the availability of additional authorized shares of capital stock will provide the Company with additional flexibility to issue stock for various general corporate purposes as the Board may determine desirable, including, without limitation, for raising capital for the acquisition of minerals and royalties and other investment opportunities in furtherance of the “minerals only strategy” developed and implemented by the Board and management.

Description of the Amendment

The Company’s current Certificate of Incorporation authorizes the issuance of up to 24,000,500 shares of stock, all of which are designated as Class A Common Stock. As of January 4, 2021, there are 22,389,194 shares of Class A Common Stock outstanding.

The Amended and Restated Certificate would authorize the Board to increase the total number of shares of capital stock which the Company has the authority to issue from 24,000,500 shares to 36,000,500 shares.

The entirety of the proposed Amended and Restated Certificate is attached hereto as Appendix A and should be read in conjunction with this proposal.

Purpose

The Board believes that the availability of additional authorized shares of capital stock will provide the Company with additional flexibility to issue stock for various general corporate purposes as the Board may determine desirable, including, without limitation, for raising capital for the acquisition of minerals and royalties and other investment opportunities in furtherance of the “minerals only strategy” developed and implemented by the Board and management.

As of January 4, 2021, 22,389,194 shares of Class A Common Stock were issued and outstanding and 282,552 shares were reserved for issuance under our various employee and director benefit plans less treasury shares, leaving 1,328,754 shares of Class A Common Stock unissued and unreserved. The Board believes it is important to authorize additional shares of capital stock to ensure that enough shares will be available in the event our Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets, (iii) allow for grants and awards pursuant to our equity compensation plans and agreements, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes. The availability of additional shares of capital stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and does not have the time to seek stockholder approval in connection with the contemplated issuance of capital stock.

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If the proposed increase in authorized shares of capital stock is approved, no further action by the stockholders would be necessary prior to the issuance of additional shares of stock unless required by law or the rules of the stock exchange on which the stock is then listed or quoted. If approved, the additional authorized shares of Class A Common Stock will have the same rights as the Class A Common Stock already authorized.

Potential Anti-Takeover Effects of the Amended and Restated Certificate

The proposed increase in the number of authorized shares of capital stock will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, future issuances of Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company.

The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. The Amended and Restated Certificate has been prompted by business and financial considerations and is not being proposed in response to any effort to obtain control of the Company or as an anti-takeover measure.

Additional Amendments Not Requiring Stockholder Approval

The proposed Amended and Restated Certificate, if approved, will incorporate previously approved and adopted amendments to our Certificate of Incorporation.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to the Amended and Restated Certificate, and we will not independently provide stockholders with any such right.

Vote Required and Board of Directors’ Recommendation

To approve the foregoing proposal, a majority of shares of Common Stock outstanding as of the Record Date must vote “FOR” approval of Proposal No. 4.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends a Vote “FOR” the Approval of the Amendment and Restatement of the Company’s Certificate of Incorporation.

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Proposal No. 5

Approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan

On January 5, 2021, the Board unanimously approved the PHX Minerals Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”), subject to stockholder approval. The 2021 Plan will become effective, if approved by stockholders, upon certification of the voting results after the Annual Meeting (the “Effective Date”). The 2021 Plan will apply only to awards granted on or after the Effective Date. The terms and conditions of awards granted under the Company’s Restricted Stock Plan prior to the Effective Date will not be affected by the adoption or approval of the 2021 Plan. If the 2021 Plan is not approved by our stockholders at the Annual Meeting, then the Restricted Stock Plan will remain in effect on the terms in force prior to the Annual Meeting with the 2021 Plan not taking effect. If the 2021 Plan is approved by our stockholders at the Annual Meeting, it will replace the Restricted Stock Plan.

Best Practices

The 2021 Plan incorporates several features designed to protect stockholder interests and promote current best practices, including:

•

Minimum Vesting Requirements: Awards under the 2021 Plan will be subject to a minimum vesting schedule of at least 12 months following the date of grant of the award; provided, however, that up to 5% of the shares underlying awards granted after the Effective Date may be subject to vesting schedules of less than 12 months. For purposes of this minimum vesting requirement, awards granted to non-employee directors in respect of regular annual fees will be deemed to satisfy the requirement, even if the regular annual stockholder meeting at which the award would vest is less than 12 months following the grant date of the award.

•

No Dividend Payments on Unvested Awards: The 2021 Plan expressly prohibits the payment of dividends or dividend equivalents on any award before the date on which the award vests. The 2021 Plan also provides that in no event will dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights (each as defined below) awarded under the 2021 Plan.

•

Clawback: Awards under the 2021 Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time or any clawback or recapture provisions set forth in an award agreement.

•	No Evergreen: The 2021 Plan does not contain any “evergreen” provisions.
•

No Discount or Repriced Options: The 2021 Plan prohibits, without stockholder approval, the discounting or repricing of Options to reduce, directly or indirectly, the exercise price of such Options. It also prohibits any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are then listed.

Burn Rate and Overhang Disclosure

The Company’s historical share usage under its equity compensation plans (sometimes referred to as “burn rate”) and the potential dilution of the Company’s stockholders that could occur with respect to the Company’s equity plans (sometimes referred to as “overhang”) are summarized below.

Fiscal Year	Restricted Stock Grants	Weighted Average Shares Outstanding	Burn Rate
2020	181,312	16,856,792	1.1%
2019	71,265	16,575,160	0.4%
2018	49,019	16,746,928	0.3%
		Three-year average:	0.6%

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As of September 30, 2020, the total overhang with respect to the Company’s equity plans and outstanding awards, expressed as a percentage of Common Stock outstanding, is reflected in the table below.

New shares available under the 2021 Plan	2,024,445
Shares remaining available under the Restricted Stock Plan	309,306
Total shares available for issuance	2,333,751
Equity awards outstanding	166,249
Common shares outstanding	22,389,194
Overhang	11.2%

The Company believes that granting equity awards, which generally vest over several years, is an effective method for aligning the interests of the Company’s employees and directors with those of stockholders, encouraging ownership in the Company and providing the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility. The closing price of a share of the Company’s Common Stock as of September 30, 2020 was $1.43.

Summary of the 2021 Plan

Below is a summary of the material terms of the 2021 Plan. The full text of the 2021 Plan is attached as Appendix B to this proxy statement. The statements made in this proxy statement with respect to the 2021 Plan should be read in conjunction with, and are qualified in their entirety by reference to, the full text of the 2021 Plan attached as Appendix B to this proxy statement.

Purpose of the 2021 Plan

The 2021 Plan is designed to promote the interests of the Company and our stockholders by offering selected employees, consultants and non-employee directors of the Company or its affiliates an opportunity to participate in the growth and financial success of the Company, and by providing to such persons performance-related incentives. The 2021 Plan permits discretionary grants of the following award types:

•	Incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”);
•	Stock options that do not constitute Incentive Stock Options (“Non-Qualified Stock Options” and, together with Incentive Stock Options, “Options”);
•	Shares of Common Stock for a purchase price, if any, determined by the Committee (as defined below) that are not subject to forfeiture (“Bonus Stock Awards”);
•

The right to receive shares of Common Stock or cash payments with a value equal to the amount by which the fair market value of a share of Common Stock on exercise exceeds the fair market value on the grant date (“Stock Appreciation Rights”);

•

The right to receive a specified number of shares of Common Stock or cash equal to the fair market value of a specified number of shares of Common Stock (“Phantom Stock Awards” or “Restricted Stock Units”);

•	Shares of Common Stock that are subject to restrictions on disposition and forfeiture to the Company under certain circumstances (“Restricted Stock Awards”);
•	Cash and/or stock payments that may be earned based on the satisfaction of various performance measures (“Performance Awards”); and
•	Other stock or performance-based awards (“Other Stock or Performance-Based Awards”).

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Shares Subject to the 2021 Plan

Subject to adjustment as described under “Adjustments upon Changes in Capitalization and Corporate Events” below, the aggregate number of shares of Common Stock that may be issued with respect to awards granted under the 2021 Plan may not exceed 2,500,000, including such aggregate number of shares that have been reserved for issuance and are subject to unvested Awards under the Restricted Stock Plan (the “Share Pool Limit”).

Except for shares of Common Stock issued with respect to awards that are assumed or substituted as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction), the number of shares reserved for issuance under the 2021 Plan will be reduced by the number of shares of Common Stock issued in connection with the exercise or settlement of an award or used to determine the amount of cash paid in connection with the exercise of Stock Appreciation Rights and the settlement of Phantom Stock Awards. Any shares of Common Stock covered by an award that is forfeited or canceled or that expires, or that are withheld in respect of taxes (except as provided below), will be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the 2021 Plan; provided that the following will count against the Share Pool Limit: (i) shares tendered or withheld to pay the exercise price of, or tax withholding obligations related to, awards, (ii) shares repurchased by the Company from a participant with the proceeds from the exercise of Options and (iii) shares reserved for issuance under a Stock Appreciation Right that exceed the number of shares actually issued upon exercise.

The shares to be delivered under the 2021 Plan will be made available from (a) authorized but unissued shares, (b) shares held in the treasury of the Company or (c) previously issued shares reacquired by the Company, including shares purchased on the open market, in each case as the Committee may determine from time to time in its sole discretion. Subject to adjustment in accordance with the 2021 Plan, no more than 1,750,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.

Administration

The 2021 Plan, if approved, will be administered by the Compensation Committee or, if there is no Compensation Committee at any relevant time, by the Board (the “Committee”). Additionally, the Board or Committee may delegate any of its powers under the 2021 Plan to a subcommittee of the Committee or one of their respective members, or to one or more officers of the Company, subject to applicable laws and exchange requirements.

The Committee has full authority, subject to the terms of the 2021 Plan, to establish rules that it deems relevant for the proper administration of the 2021 Plan and to set the type and size of awards that are made and the other terms of the awards. Furthermore, the Committee has full authority, subject to the terms of the 2021 Plan, to select the employees, consultants and non-employee directors to whom awards are granted. When granting awards, the Committee may consider any factors that it deems relevant.

The 2021 Plan authorizes the Committee to grant equity-based awards, including Restricted Stock Awards, Restricted Stock Units and Options, to eligible employees and consultants (other than executive officers of the Company or its affiliates and non-employee directors). The Board may determine, or cause the Committee to determine, (i) the maximum aggregate number of shares of Common Stock subject to Options granted by the Committee in any one calendar year; (ii) the maximum aggregate number of shares of Common Stock covered by Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Committee in any one calendar year; (iii) the aggregate number of shares of Common Stock that may be awarded to any individual under Options granted by the Committee; and/or (iv) the aggregate number of shares of Common Stock that may be awarded to any individual under Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Committee.

Eligibility

All employees, consultants and non-employee directors of the Company and our affiliates are eligible to participate in the 2021 Plan. The selection of employees, consultants and non-employee directors, from among those eligible, who will receive Incentive Stock Options, Non-Qualified Stock Options, Bonus Stock Awards, Stock Appreciation Rights, Phantom Stock Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards, Other Stock or Performance-Based Awards or any combination thereof, is within the discretion of the Committee.

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However, Incentive Stock Options may be granted only to employees of the Company or its affiliates. As of the Record Date, there were approximately 20 employees, one consultant and four non-employee directors eligible to participate in the 2021 Plan.

Term of 2021 Plan

The 2021 Plan will become effective, if approved by stockholders, upon certification of the voting results after the Annual Meeting. If not sooner terminated, the 2021 Plan will terminate on the earlier of the tenth anniversary of the Effective Date or the date on which no shares of Common Stock subject to the 2021 Plan remain available to be granted as awards under the 2021 Plan, and no further awards may be granted thereafter. The Board, in its discretion, may terminate the 2021 Plan at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Term of Awards

The term of any Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right or Other Stock or Performance-Based Award may not exceed a period of 10 years.

Stock Options

Term of Option; Exercise Price. The term of each Option is as specified by the Committee at the date of grant but cannot exceed 10 years. The exercise price is determined by the Committee and can be no less than the fair market value of the shares of Common Stock covered by the Option on the date the Option is granted (other than options assumed, or issued in substitution for option awards, in connection with the acquisition of another entity).

Special Rules for Certain Stockholders. If an Incentive Stock Option is granted to an employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates, the term of the Option cannot exceed five years, and the exercise price must be at least 110% of the fair market value of the shares of Common Stock on the date that the Option is granted.

Status of Stock Options. The status of each Option granted to an employee as either an Incentive Stock Option or a Non-Qualified Stock Option is designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the Options with respect to the excess shares are Non-Qualified Stock Options. All Options granted to consultants and non-employee directors are Non-qualified Stock Options.

Transferability. An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee’s lifetime only by the employee or his or her guardian or legal representative. A Non-Qualified Stock Option is not transferable other than by will or the laws of descent and distribution, or with the consent of the Committee, to one or more immediate family members or related family trusts or partnerships or similar entities, subject to securities registration requirements.

Limitations on Exercise. No Incentive Stock Option may be exercised more than: (i) three months after the participant ceases to perform continuous service for the Company for any reason other than death or Disability (as defined in the 2021 Plan) or (ii) one year after the participant ceases to perform continuous service for the Company due to death or disability. No Non-Qualified Stock Option may be exercised more than: (i) six months after the participant ceases to perform continuous service for the Company for any reason other than death or disability or (ii) one year after the participant ceases to perform continuous service for the Company due to death or disability. If a participant’s continuous service with the Company is terminated for cause (as defined in the 2021 Plan), the Option will immediately terminate.

Bonus Stock Awards

The Committee may grant shares of our Common Stock to employees, consultants and non-employee directors on terms and conditions and for such payment, if any, as established by the Committee on the date of grant, which grant will constitute a transfer of unrestricted shares of Common Stock to the recipient.

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Stock Appreciation Rights

Stock Appreciation Rights may be granted in connection with, or independent of, an Option. A Stock Appreciation Right granted in connection with an Option entitles the participant to surrender all or part of the Option for a cash payment at such time and to the extent such Option is exercisable. Any such Stock Appreciation Right is transferable only to the extent the related Option is transferable. A Stock Appreciation Right granted independently of an Option is exercisable at such time and in such manner as determined by the Committee and set forth in the applicable award agreement.

The exercise price of a Stock Appreciation Right is determined by the Committee and can be no less than the fair market value of the shares of Common Stock subject to the Stock Appreciation Right on the date the Stock Appreciation Right is granted.

Phantom Stock Awards

Phantom Stock Awards under the 2021 Plan are subject to such restrictions (which may include a risk of forfeiture) as the Committee may determine. A Phantom Stock Award may be paid at the end of the restricted period or the last day of a deferral period in the form of shares of the Company’s Common Stock or in cash.

Restricted Stock Awards

Restricted Stock Awards are subject to certain restrictions on disposition and certain obligations to forfeit and surrender the shares to the Company as may be determined in the discretion of the Committee. Upon the issuance of shares of Common Stock pursuant to a Restricted Stock Award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all of the rights of a stockholder of the Company with respect to the shares, including the right to vote the shares, but prior to the lapse of such restrictions, the participant will not be entitled to delivery of the shares and the participant may not sell, transfer, assign or otherwise dispose of such shares. During the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any Restricted Stock Award will be retained by the Company for the account of the participant. Such dividends or other distributions will revert back to the Company if, for any reason, the Restricted Stock Award reverts back to the Company. Upon the expiration of the applicable forfeiture restrictions, all dividends or other distributions made on the Restricted Stock Award and retained by the Company will be paid, without interest, to the participant.

Restricted Stock Unit Awards

The Committee may, from time to time and subject to the terms of the 2021 Plan, grant Restricted Stock Unit Awards to employees, consultants and non-employee directors. A Restricted Stock Unit Award is the right to receive Common Stock or cash equal to the fair market value of a specified number of shares of Common Stock in the future, provided that applicable vesting and/or performance requirements have been met. Vesting requirements and performance goals shall be established by the Committee. Prior to vesting and settlement of Restricted Stock Unit Awards, participants will have no rights as a stockholder of the Company with respect to the shares.

Performance Awards

The Committee may grant cash awards that are rights to receive a cash payment upon the achievement of a single or multiple performance goals over a specified performance period established by the Committee. The Committee also may designate any form of award under the 2021 Plan as a Performance Award that will be subject to the achievement of performance goals.

The Committee may grant Performance Awards under the 2021 Plan that may be paid in Common Stock, cash or a combination thereof as determined by the Committee. The Committee uses one or more criteria in establishing performance goals for Performance Awards, which may include: earnings per share; revenue (including increased revenues); profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow, distributable cash flow, distributable cash flow per share and net cash flow before financing activities); return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); economic value added; gross margin; net income

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measures (including income after capital costs and income before or after taxes); earnings; pretax earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”) or adjusted EBITDA; earnings before taxes and depreciation (“EBTD”); earnings before interest and taxes (“EBIT”); pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); stock price measures (including growth measures and total stockholder return); debt reduction; price per share of Common Stock; market share; earnings per share or adjusted earnings per share (actual or growth in); economic value added (or an equivalent metric); market value added; debt to equity ratio; expense measures (including overhead cost and general and administrative expense); changes in working capital; margins; stockholder value; proceeds from dispositions; total market value; customer satisfaction or growth; and implementation, completion or attainment of measurable objectives with respect to the acquisition, development and/or productivity of assets. Any of the above business criteria may be determined on an absolute or relative basis or as compared to the performance of a published or special index. The Committee may determine that certain items, events or occurrences, including unusual or nonrecurring items, changes in accounting standards or tax laws, or other adjustments, will be added to or excluded from the calculation of any criteria.

Other Stock or Performance-Based Awards

The Committee may grant Other Stock or Performance-Based Awards which consist of a right denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash. The Committee may establish such terms and conditions for Other Stock or Performance-Based Awards under the 2021 Plan as it determines appropriate.

Adjustments upon Changes in Capitalization and Corporate Events

The number of shares of Common Stock (i) covered by each outstanding award granted under the 2021 Plan, the exercise or purchase price of such outstanding award and any other terms of the award that the Committee determines requires adjustment and (ii) available for issuance under the 2021 Plan, will be proportionately adjusted or an equitable substitution will be made to reflect, as determined by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, extraordinary cash dividend resulting from a nonrecurring event that is not a payment of normal corporate earnings, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws or other applicable laws. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, will affect the number or price of shares of Common Stock subject to an award.

Unless specifically provided otherwise with respect to Change in Control (as defined in the 2021 Plan) events in an individual Award or written employment agreement, if, during the effectiveness of the 2021 Plan, a Change in Control occurs, each Option and Stock Appreciation Right which is at the time outstanding under the 2021 Plan will (i) automatically become fully vested and exercisable, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option or Stock Appreciation Right and (ii) expire 20 days after the Committee gives written notice to the participant specifying the terms and conditions of the acceleration of the Option or Stock Appreciation Right, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire. To the extent that a participant exercises an Option before or on the effective date of the Change in Control, the Company will issue all Common Stock purchased by exercise of that Option, and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control. If a participant does not exercise an Option within the 20-day period described above, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire, the Option or Stock Appreciation Right will immediately be forfeited and the participant will have no further rights to exercise the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the event of any Change in Control, all of the Company’s obligations regarding Options and Stock Appreciation Rights that were granted under the Plan and that are vested on the date of such event (taking into consideration any acceleration of vesting) may, on such terms as approved by the Committee, be (i) assumed by the surviving or continuing corporation (or substituted options of equal value may be issued by such corporation) or (ii) canceled in exchange for cash, securities of the acquiror or other property in an amount equal to the amount that would have been payable to a participant pursuant to the Change in Control event if the participant’s vested Options and Stock Appreciation Rights had been fully exercised

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immediately prior to the Change in Control event; provided, however, that if the amount that would have been payable to a participant pursuant to such transaction if such participant’s vested Options and Stock Appreciation Rights had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, the Committee may, in its discretion, cancel any or all such Options for no consideration or payment of any kind.

Unless specifically provided otherwise with respect to Change in Control events in an individual Award or written employment agreement, if, during the effectiveness of the 2021 Plan, a Change in Control occurs, the vesting period applicable to outstanding Restricted Stock Awards, Restricted Stock Unit Awards and all other outstanding Awards subject to forfeiture provisions (other than Options or Stock Appreciation Rights) will lapse and the Awards will become fully vested and settled.

Unless specifically provided otherwise with respect to Change in Control events in an individual award or in a then-effective written employment agreement between the participant and the Company, with respect to Performance Awards, all incomplete performance periods in respect of any such award in effect on the date the termination occurs shall end on the date of such termination and the Committee shall (i) determine the extent to which the performance goals with respect to each such performance period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable participant partial or full awards with respect to the performance goals for each such performance period based upon the Committee’s determination of the degree of attainment of the performance goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

General Provisions Applicable to All Awards

Minimum Vesting. Awards under the 2021 Plan will be subject to a minimum vesting schedule of at least 12 months following the date of grant of the award, provided that up to 5% of the shares underlying awards granted after the Effective Date may be subject to vesting schedules of less than 12 months. For purposes of this minimum vesting requirement, awards granted to non-employee directors in respect of regular annual fees will be deemed to satisfy the requirement, even if the regular annual stockholder meeting at which the award would vest is not at least 12 months following the grant date of the award.

No Payment of Dividends on Unvested Awards. No award may provide for the payment of dividends or dividend equivalents before the date on which the award vests. With respect to any award that provides an entitlement to dividends or dividend equivalents, the dividends or dividend equivalents will be retained by the Company for the account of the participant during the vesting period and will revert back to the Company if the award is forfeited prior to vesting. Upon vesting, all dividends or dividend equivalents retained by the Company in respect of the award will be paid, without interest, to the participant. In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights.

Clawback. Awards under the 2021 Plan will be subject to any clawback or recapture policy, if any, that the Company may adopt from time to time or any clawback or recapture provisions set forth in an award agreement, plan or program to the extent provided in such policy, plan, program or agreement.

Termination of Service. If a participant’s service is terminated for Cause (as defined in the 2021 Plan), all outstanding awards that have not been settled (whether vested or unvested) will be forfeited. Except as otherwise provided in an award or other agreement or plan or otherwise determined by the Committee, if a participant’s service is terminated due to death or Disability, then outstanding awards will vest, with performance conditions deemed earned at the target level.

Except as otherwise provided in an individual award or an employment agreement or other agreement or plan, if a participant’s service is terminated without Cause and subject to the participant’s execution of a release of claims:

•

Any unvested awards that are only subject to time-vesting conditions and not subject to performance-vesting conditions and that were granted prior to the date of termination shall vest immediately in full on the date of such participant’s termination; and

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•

Any unvested awards with performance-vesting conditions that were granted prior to the date of termination shall be retained by the participant, even after such participant’s service has been terminated, and shall continue to be subject to any performance-vesting conditions.

Except as otherwise provided in an individual award or other agreement or plan, or otherwise determined by the Committee, any unvested award will be forfeited in the event of a termination for any reason not discussed above.

Amendment; Termination

The Board may amend or terminate the 2021 Plan; provided that the Company will obtain stockholder approval of any 2021 Plan amendment to the extent necessary to comply with the Code, applicable laws and the applicable requirements of any stock exchange or national market system. Any amendment or termination of the 2021 Plan will not affect awards previously granted except as mutually agreed between the Company and the participant.

Federal Income Tax Aspects of the 2021 Plan

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the 2021 Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees, consultants or directors. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

Incentive Stock Options. No federal income tax is imposed on the optionee upon the grant of an Incentive Stock Option. The optionee would recognize no ordinary taxable income upon exercise of an Incentive Stock Option or later disposition of shares acquired pursuant to his or her exercise of an Incentive Stock Option if the optionee: (a) does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date that the stock option was granted or within the one-year period beginning on the date that the stock option was exercised (collectively, the “holding period”); and (b) is an employee of the Company or any of our subsidiaries at all times beginning on the date of grant and ending on the date three months before the date of exercise. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee’s alternative minimum taxable income for the year in which such exercise occurs. Special rules may be applicable with regard to alternative minimum taxable income calculation purposes if an optionee exercises an Incentive Stock Option and disposes of the shares received in the same taxable year.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option or the disposition of the shares so acquired. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as ordinary income is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Non-Qualified Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-Qualified Stock Option such as those under the 2021 Plan (whether or not including a Stock Appreciation Right), and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-Qualified Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a Stock Appreciation Right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received and/or the fair market value of the shares

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distributed to the optionee, determined based on the excess of the fair market value of the shares of Common Stock covered by the portion of the Stock Appreciation Rights being exercised over the exercise price for such shares. Upon the exercise of a Non-Qualified Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Non-Qualified Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss.

Restricted Stock Awards. Subject to the special rules discussed below relating to elections made under Section 83(b) of the Code, the recipient of a Restricted Stock Award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions applicable to the award constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses and the individual vests in the underlying shares, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock Award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company.

Upon a subsequent disposition of the shares received pursuant to a Restricted Stock Award, other than a share for which the Section 83(b) election is made as discussed below, the difference between the amount realized on the disposition of the shares and the fair market value of the shares on the date the substantial risk of forfeiture lapsed would be treated as a capital gain or loss.

Notwithstanding the foregoing, the holder of a Restricted Stock Award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock Award (rather than the date on which the substantial risk of forfeiture lapses) based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the Restricted Stock Award and is irrevocable.

Upon a subsequent disposition of Restricted Stock Award shares for which the Section 83(b) election is made, the difference between the fair market value of the shares on the disposition date and the fair market value of the shares on the date of grant would be treated as a capital gain or loss.

Restricted Stock Unit Awards. An individual who has been granted a Restricted Stock Unit Award generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. With regard to a Restricted Stock Unit Award which is settled in shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market the shares of Common Stock delivered in satisfaction the Restricted Stock Unit Award, less the amount paid (if any) for such shares. Any dividend equivalents paid with respect to a Restricted Stock Unit Award will be compensation income to the individual at the time of payment and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by the Company. A Section 83(b) election may not be made with regard to a Restricted Stock Unit Award.

With regard to shares received upon to the settlement of a Restricted Stock Unit Award, upon disposition of those shares, the difference between the amount realized on the disposition of the shares and the fair market value of the shares on the date of their issuance would be treated as a capital gain or loss.

Performance Awards, Phantom Stock Awards and Other Stock or Performance-Based Awards. An individual who has been granted a Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award

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generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award is paid in cash or shares of Common Stock, the individual will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of Common Stock either at the time the Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award, Phantom Stock Award, or Other Stock or Performance-Based Award prior to the actual issuance of shares under the award will be compensation income to the individual and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by the Company.

Upon a subsequent disposition of the shares received pursuant to a Performance Award, Phantom Stock Award or Other Stock or Performance-Based Award, the difference between the amount realized on the disposition of the shares and the fair market value of the shares on the date of their issuance would be treated as a capital gain or loss.

Bonus Stock Awards. In general, a participant who receives a Bonus Stock Award will be taxed on the fair market value of the shares of Common Stock on the date the shares are issued to the individual, less any amount paid by the participant for the shares of stock. Subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a deduction for a corresponding amount. Upon a subsequent disposition of the shares received pursuant to a Bonus Stock Award, the difference between the amount realized on the disposition of the shares and the fair market value of the shares on the award date would be treated as a capital gain or loss.

Section 162(m) of the Code. Section 162(m) of the Code generally precludes a public corporation from taking a deduction for annual compensation in excess of $1,000,000 paid to certain executive officers.

Tax-Qualified Status of the 2021 Plan

The 2021 Plan is not qualified under Section 401(a) of the Code.

Section 409A of the Internal Revenue Code

Some awards issued under the 2021 Plan may be considered non-qualified deferred compensation that is subject to special rules under Section 409A of the Code. In such event, the Committee intends to generally design and administer such award and the 2021 Plan to comply with the rules of Section 409A of the Code; however, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates in the 2021 Plan.

Inapplicability of ERISA

Based upon current law and published interpretations, the Company does not believe that the 2021 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

2021 Plan Benefits

A new plan benefits table for the 2021 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2021 Plan if the 2021 Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the 2021 Plan will be made at the Committee’s discretion, subject to the terms and conditions of the 2021 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2021 Plan are not determinable at this time.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends Stockholders Vote “FOR” the Approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan, as described in this proxy statement.

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OTHER MATTERS

Stock Ownership of Management and Certain Beneficial Owners

The information provided below summarizes the beneficial ownership of each named executive officer (NEO), each of our directors, all of our directors and executive officers as a group, and owners of more than five percent of our outstanding common stock. Generally, “beneficial ownership” includes those shares of common stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such common stock within 60 days. The ownership includes Common Stock that is held directly and also Common Stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

Stock Ownership of Directors, Nominees and Executive Officers

The following table sets forth information with respect to the outstanding shares of Common Stock owned beneficially as of December 31, 2020, by each current director and named executive officer, individually and all directors and executive officers as a group. Unless otherwise indicated, the address of the persons below is 1601 NW Expressway, Suite 1100, Oklahoma City, Oklahoma, 73118. None of the Common Stock beneficially owned as set forth below is pledged as security.

	Amount of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned(3)(4)	Common Stock

Mark T. Behrman (1)(5)(7)	41,407	*
Lee M. Canaan (1)(5)(8)	15,256	*
Peter B. Delaney (1)(5)(7)	10,921	*
Ralph D'Amico (2)(6)(7)	133,710	*
Christopher T. Fraser (1)(5)(7)	130,718	*
Chad L. Stephens (1)(2)(6)(7)	184,578	*
Freda R. Webb (2)(6)(9)	67,762	*

All directors and executive officers as a group (7 persons)	584,352	2.6%
*	Less than 1% owned
(1)	Director
(2)	Executive Officer
(3)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.
(4)

The number of shares shown does not include future share amounts recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan. These future share amounts represent shares to be issued in the future and have no investment or voting authority. See “Compensation of Directors” – footnote (2) of table entitled “Non-Employee Directors Compensation For Fiscal 2020.”

(5)	The number of shares includes vested and unvested shares of restricted stock granted to non-employee directors under the Company’s Amended 2010 Restricted Stock Plan.
(6)

The number of shares shown for Messrs. D’Amico and Stephens and Ms. Webb include unvested shares of restricted stock awarded under the Company’s Amended 2010 Restricted Stock Plan and their shares in the Company’s ESOP Plan, in each case over which they exercise voting authority.

(7)	Owner has sole voting and investment power over all shares.
(8)

Comprised of 14,179 held directly by Ms. Canaan and 1,077 shares held by the Canaan Family Trust. Ms. Canaan has sole voting and investment power over 14,179 shares and shared voting and investment power over the 1,077 shares held by the Canaan Family Trust.

(9)	Ms. Webb has sole voting and investment power over 65,502 shares and shared voting and investment power over 2,260 shares with her spouse in a joint account.

The Company knows of no arrangements which would result in a change in control of the Company at any future date.

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Stock Ownership of Certain Beneficial Owners

Based on filings with the SEC and information supplied by the stockholders, we believe the following stockholders are beneficial owners of more than 5% of our outstanding shares of Common Stock as of December 31, 2020, listed in alphabetical order:

Name and Address	Amount of Shares	Percent of
of Beneficial Owner	Beneficially Owned	Common Stock

Edenbrook Capital, LLC (1)	2,610,602	11.8%
116 Radio Circle, Suite 202
Mount Kisco, NY 10549

Robert A. Hefner III (2)	3,677,795	16.6%
2250 Buck Mountain Road
Free Union, VA 22940

Trigran Investments, Inc. (3)	2,395,028	10.7%
630 Dundee Road, Suite 230
Northbrook, IL 60062
(1)

Based on a Schedule 13G/A filed with the SEC in September 2020, with respect to Company securities held at August 27, 2020, Edenbrook Capital, LLC has shared voting power as to 2,610,602 shares and shared dispositive power as to 2,610,602 shares.

(2)

Based on a Schedule 13G filed with the SEC in September 2020, with respect to Company securities held at September 1, 2020, Robert A. Hefner III has sole voting power as to 3,677,795 shares and sole dispositive power as to 3,677,795 shares. 3,500,000 of the shares are held through GHK Royalty LLC, 6305 Waterford Boulevard, Suite 470, Oklahoma City, OK 73118.

(3)

Based on a Schedule 13G/A filed with the SEC in February 2020, with respect to Company securities held at February 5, 2020, Trigran Investments, Inc. has shared voting power as to 2,395,028 shares and shared dispositive power as to 2,395,028 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock, and to furnish the Company with copies of such reports. Based on a review of the filings with the SEC and representations that no other reports were filed, the Company believes that during fiscal 2020 all directors and executive officers complied with the reporting requirements of Section 16(a).

Stockholder Proposals

Proposals of stockholders intended to be presented by stockholders at the next annual meeting to be held in March 2022, and to be included in the proxy statement and form of proxy card pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, must be received by the Company by September 25, 2021. Any such proposals should be in writing and sent by certified mail, return receipt requested, to the Company’s office at 1601 NW Expressway, Suite 1100, Oklahoma City, OK, 73118, Attention: Secretary. On receipt of any such proposal, the Company will determine whether to include such proposal in the proxy statement and any proxy card in accordance with SEC regulations governing the solicitation of proxies.

Under the Company’s Bylaws, for a stockholder to nominate a candidate for director, or propose other business to be considered by stockholders, timely notice of the nomination or the other business proposed must be received by the Company in advance of the annual meeting. Ordinarily, such notice must be received not less than 90 nor more than 120 days prior to the first anniversary of the mailing of notice for the preceding year’s annual meeting. The stockholder filing the notice of nomination must describe various matters regarding the nominee, including, but not limited to, such information as name, address, occupation, business background and shares held, and the nominee must deliver a written questionnaire and agreement to the Company covering certain matters as specified in the Bylaws. For a stockholder to bring other business before a stockholders’ meeting, timely notice must be received by the Company within the time limits described above in this paragraph for notice of nomination of a candidate for director. Such notice must include a description of the proposed business, the reasons therefore, and

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other specified matters. These requirements are separate from the requirements a stockholder must meet to have a proposal included in the Company’s proxy statement under Rule 14a-8 of the Securities and Exchange Act of 1934.

In each case, the notice must be given to the Secretary of the Company at 1601 NW Expressway, Suite 1100, Oklahoma City, OK, 73118. Any stockholder desiring a copy of the Company’s Bylaws will be furnished one without charge on written request to the Secretary. A copy of the Bylaws is available on the Company’s website at www.phxmin.com.

The Company’s Bylaws were amended in December 2013 to provide access to the Company’s proxy statement and proxy card for director elections to eligible stockholders who wish to nominate a person for election to the Company’s Board of Directors. To be eligible to access the Company’s proxy statement and proxy card for this purpose, a stockholder, together with its affiliates, must have held beneficial ownership of 5% of the Common Stock for at least one year prior to providing notice to the Company seeking access to its proxy statement. Notice from a stockholder seeking such access must be received by the Company in the same time period required for stockholders seeking to nominate directors to the Company’s Board of Directors. Only one seat on the Board may be held by a person elected as a director resulting from a stockholder’s use of these proxy access Bylaw provisions. A stockholder seeking access to the Company’s proxy statement shall provide all information required from a stockholder seeking to nominate a director as well as undertakings signed by the stockholder and the proposed nominee. The Bylaw provision is the exclusive means for stockholders to include nominees for a director in the Company proxy statement and proxy card.

Annual Report to Stockholders

A copy of the Company’s Annual Report on Form 10-K for fiscal 2020, filed with the SEC on December 10, 2020, is included in the Annual Report to Stockholders provided with this Proxy Statement. A separate Form 10-K and copies of the Company’s charters for the various committees of the Board, the Corporate Governance Guidelines and the Company’s codes of ethics are available, free of charge, on written or oral request made to the Company at the address or telephone number set forth below, or can be viewed at the Company’s website: www.phxmin.com.

Ralph D’Amico, Secretary
PHX Minerals Inc.
1601 NW Expressway, Suite 1100
Oklahoma City, OK 73118
405.948.1560

By Order of the Board of Directors

January 21, 2021	Ralph D’Amico, Secretary

Please vote your shares promptly.

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APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
PHX MINERALS INC.

This Amended and Restated Certificate of Incorporation of PHX Minerals Inc., an Oklahoma corporation (the “Corporation”), which has been duly adopted in accordance with the provisions of Sections 1077 and 1080 of the Oklahoma General Corporation Act, amends and restates the Certificate of Incorporation of Panhandle Oil and Gas Inc. (originally incorporated under the name “Panhandle Royalty Company”) filed with the Secretary of State of Oklahoma on December 11, 1978. Such previous Certificate of Incorporation, as previously amended and restated, is hereby amended and restated to read, in its entirety, as follows:

ARTICLE One

The name of the Corporation is PHX Minerals Inc.

ARTICLE Two

The principal office or place of business of the Corporation in the State of Oklahoma is to be located at 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118. The name of its resident agent is The Corporation Company and the address of said resident agent is 1833 South Morgan Road, Oklahoma City, Oklahoma 73128.

ARTICLE Three

The duration of this Corporation is perpetual.

ARTICLE Four

The purpose for which this Corporation is formed is to acquire, manage, explore, and produce by whatever means prudent and necessary, mineral rights of whatsoever kind and nature, including oil and gas and its kindred substances and derivatives; also including other minerals of every nature, whether liquid, gaseous or solid, which may be obtained by mining, drilling, or otherwise, wherever found; to construct buildings, storage facilities, pipe lines or processing equipment considered necessary to explore, develop, process and market same to the best advantage of the company.

ARTICLE FIVE

Section 5.01

a.

Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is twenty-four million five hundred (24,000,500) shares, divided initially into twenty-four million five hundred (24,000,500) shares of Class A Common Stock, par value $0.01666 per share. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including Preferred Stock (“Preferred Stock”). If shares of one class of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article Five, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

Section 5.02Preferred Stock.

a.

Issuance. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series, and any qualifications, limitations, or restrictions thereof.

Section 5.03Common Stock.

a.

Dividends. Subject to the preferential rights, if any, of the Preferred Stock, the holders of shares of Class A Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property, or in shares of Class A Common Stock.

b.

Voting Rights. At every annual or special meeting of stockholders of the Corporation, every holder of Class A Common Stock shall be entitled to one vote, in person or by proxy, for each share of Class A Common Stock standing in his name on the books of the Corporation on the applicable record date.

c.

Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation.

ARTICLE SIX

The amount of stated capital with which it will begin business is $500.00, which has been fully paid in.

ARTICLE SEVEN

The number and class of shares to be allotted by the Corporation before it shall begin business and the consideration to be received by the Corporation therefor, are:

Class	Number of Shares	Consideration to be received
A Common	500	$500.00

ARTICLE EIGHT

The number of directors to be elected at the first meeting of the stockholders is seven.

ARTICLE NINE

No merger, consolidation, liquidation or dissolution of the corporation, nor any action that would result in the same or other disposition of all or substantially all of the assets of the Corporation shall be valid unless first approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of capital stock then entitled to vote on such matters; provided, however, that if any such action has been approved prior to the vote by the stockholders by a two-thirds of the Corporation’s whole Board, the affirmative vote of the holders of a majority of the outstanding shares of capital stock then entitled to vote on such matters shall be required, to the extent such stockholder approval is otherwise required by the Oklahoma General Corporation Act.

The provisions set forth in this Article may not be repealed, altered or amended, in any respect whatsoever, unless such repeal, alteration or amendment is approved by either (a) the affirmative vote of holders of sixty- six and two-thirds percent (66-2/3%) of the shares of capital stock of the Corporation then issued and outstanding and entitled to vote on such matters, or (b) the affirmative vote of two-thirds of the whole Board of the Corporation and the affirmative vote of holders of a majority of the shares of the Corporation’s capital stock then issued and outstanding and entitled to vote on such matters.

Each of the undersigned hereby certifies that this Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Title 18, Section 1080 of the Oklahoma General Corporation Act by the Directors of the Corporation without a vote of the stockholders in accordance with Title 18, Section 1077 of the Oklahoma General Corporation Act, and merely restates and integrates and does not further amend the Corporation’s Certificate of Incorporation, as up to this time amended or supplemented and restated, and that there is no discrepancy between those provisions and the provisions of this Amended and Restated Certificate of Incorporation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer and attested to by its Secretary, this 12th day of October, 2020.

/s/ Chad L. Stephens

Chad L. Stephens, President and Chief Executive Officer

ATTEST:

/s/ Ralph D’Amico

Ralph D’Amico, Secretary

APPENDIX B

PHX MINERALS INC. 2021 LONG-TERM INCENTIVE PLAN

Table of Contents

1	ESTABLISHMENT OF PLAN	1
2	PURPOSES	1
3	DEFINITIONS	1
4	INCENTIVE AWARDS AVAILABLE UNDER THE PLAN	6
5	SHARES SUBJECT TO PLAN	6
6	ELIGIBILITY	6
7	OPTIONS	7
8	BONUS STOCK AWARDS	9
9	STOCK APPRECIATION RIGHTS	10
10	PHANTOM STOCK AWARDS	10
11	RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS	10
12	CASH AWARDS AND PERFORMANCE AWARDS	12
13	OTHER STOCK OR PERFORMANCE-BASED AWARDS	13
14	ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS	13
15	GENERAL PROVISIONS APPLICABLE TO ALL AWARDS	15
16	WITHHOLDING FOR TAXES	17
17	MISCELLANEOUS	17

PHX MINERALS INC.

2021 LONG-TERM INCENTIVE PLAN

1.

ESTABLISHMENT OF PLAN. PHX Minerals Inc. (the “Company”) hereby establishes the “PHX Minerals Inc. 2021 Long-Term Incentive Plan”, which was adopted by the Board on January 5, 2021, subject to the approval of the Company’s shareholders. The Plan shall become effective on the date on which the Company’s shareholders approve the Plan (the “Effective Date”). The Plan replaces the Company’s 2010 Restricted Stock Plan (as amended, the “Prior Plan”) for Awards granted on or after the Effective Date. Awards may not be granted under the Prior Plan beginning on the Effective Date, but this Plan shall not affect the terms or conditions of any award granted under the Prior Plan prior to the Effective Date.

2.

PURPOSES. The purposes of the Plan are as follows: (i) to offer selected Employees (including, without limitation, Executive Officers), Consultants and Non-Employee Directors of the Company or its Affiliates an opportunity to participate in the growth and financial success of the Company, (ii) to provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii) to provide performance-related incentives to certain of such Employees and Consultants to achieve established Performance Goals and (iv) to promote the growth and success of the Company’s business by aligning the financial interests of such Employees, Consultants and Non-Employee Directors with that of the shareholders of the Company. Toward these objectives, this Plan provides for the grant of performance-based and non-performance-based equity Awards and performance-based Cash Awards.

3.	DEFINITIONS. As used herein, unless the context requires otherwise, the following terms have the meanings indicated below.
(a)

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 10% or more of the combined voting power, as determined by the Committee, (ii) any “parent corporation” of the Company (as defined in Section 424(e) of the Code), (iii) any “subsidiary corporation” of any such parent corporation (as defined in Section 424(f) of the Code) of the Company or (iv) any trades or businesses, whether or not incorporated which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, with respect to Awards of Options and Stock Appreciation Rights that are intended to be excluded from the application of Section 409A of the Code, the term “Affiliate” will be applied in a manner to ensure that the Common Stock covered by such Awards would be “service recipient stock” with respect to the Participants to whom the Awards are granted; and provided further, however, with respect to Awards of Options that are intended to be Incentive Stock Options, “Affiliate “means an entity described in clauses (ii) and (iii) of this Section 3(a) and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted.

(b)

“Award” means any right granted under the Plan, including an Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, Bonus Stock, a Cash Award, a Performance Award, a Phantom Stock Award or an Other Stock or Performance-Based Award, whether granted singly or in combination, to a Participant pursuant to the terms, conditions and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

(c)	“Award Agreement” means any written agreement, notice, program and/or similar document evidencing the terms of an Award granted under the Plan.
(d)	“Board” means the Board of Directors of the Company.
(e)	“Bonus Stock” means an Award granted under Section 8 of the Plan of shares of Common Stock issued to the Participant for such consideration, if any, as established by the Committee.
(f)	“Cash Award” means an Award granted pursuant to Section 12 of the Plan.
(g)	“Cause” means, except in the context of a Change in Control, the following:
(i)

in the case of a Director, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate;

(ii)

in the case of a Participant whose employment with the Company or an Affiliate is subject to the terms of a written employment agreement between such Participant and the Company or Affiliate, which employment agreement includes a definition of “Cause,” the term “Cause” as used in the Plan or any agreement establishing an Award shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;

(iii)

in the case of a Participant who is eligible for benefits under a severance plan sponsored by the Company or one of its Affiliates, the term “Cause” as used in the Plan or any agreement establishing an Award shall have the meaning set forth in such severance plan during the period that the Participant remains eligible for benefits under that plan; and

(iv)	in all other cases, as determined in the discretion of the Board, the following:
(A)

the willful commission by the Participant of a crime or other act of misconduct that causes or is likely to cause substantial economic damage to the Company or an Affiliate or substantial injury to the business reputation of the Company or an Affiliate;

(B)	the commission by the Participant of an act of fraud in the performance of the Participant’s duties on behalf of the Company or an Affiliate;
(C)	the willful and material violation by the Participant of the Company’s Code of Ethics & Business Practices; or
(D)

the continuing and repeated failure of the Participant to perform his or her duties to the Company or an Affiliate, including by reason of the Participant’s habitual absenteeism (other than such failure resulting from the Participant’s incapacity due to physical or mental illness), which, with respect to Executive Officers, has continued for a period of at least thirty (30) days following delivery of a written demand for substantial performance to the Participant by the Board (or its designee) which specifically identifies the manner in which the Board (or its designee) believes that the Participant has not performed his or her duties.

For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company or an Affiliate, as the case may be. The determination of whether Cause exists with respect to an Executive Officer shall be made by the Board (or its designee) in its sole discretion and with respect to all other Participants, the existence of Cause shall be determined by the Company’s Chief Executive Officer or, if the Chief Executive Officer is the subject of such determination, the most senior human resources officer, in such applicable person’s sole discretion and in consultation with the Company’s regular outside legal counsel.

(h)	“Change in Control” means the occurrence during the term hereof of any of the following events:
(i)

any “person” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by (A) shares of the Company’s Common Stock and (B) any other securities of the Company that vote generally in the election of directors (“Voting Securities”), then outstanding;

(ii)

during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director, whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(iii)

the shareholders of the Company approve a merger or consolidation of the Company with any other corporation and such merger or consolidation of the Company with such other corporation is consummated, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)	the involuntary dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not occur or be deemed to occur if any event set forth in subsections (i)–(iv) above, which would otherwise constitute a Change in Control, occurs as a direct result of the consummation of a transaction solely between the Company and one or more of its controlled Affiliates.

Notwithstanding the foregoing, however, in any circumstance or transaction in which compensation payable pursuant to the Plan would be subject to the income tax under the Section 409A Rules if the foregoing definition of “Change in Control” were to apply, but would not be so subject if the term “Change in Control” were defined herein to mean a “change in the ownership or effective control of a corporation or a change in the ownership of a substantial portion of the assets of a corporation” within the meaning of Treasury Regulation § 1.409A-3(i)(5), then “Change in Control” means, but only to the extent necessary to prevent such compensation from becoming subject to the income tax under the Section 409A Rules, a transaction or circumstance that satisfies the requirements of both (1) a Change in Control under the applicable clause (i) through (iv) above, and (2) a change in control event under Treasury Regulation Section § 1.409A-3(i)(5).

(i)

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

(j)

“Committee” means the Compensation Committee, as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee shall be in existence at any relevant time), the term “Compensation Committee” for purposes of the Plan shall mean the Board; provided, however, that as necessary in each case to satisfy the requirements of Rule 16b-3 with respect to Awards granted under the Plan, while the

Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(k)	“Common Stock” means the Class A common stock of the Company, $0.01666 par value per share, or the common stock that the Company may in the future be authorized to issue.
(l)	“Company” means PHX Minerals Inc., an Oklahoma corporation, and any successor corporation.
(m)

“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a “consultant or advisor” within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act.

(n)

“Continuous Service” means the provision of services to the Company or an Affiliate, or any successor, as an Employee, Director or Consultant, which is not interrupted or terminated. Except as otherwise provided in a particular Award Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate, or any successor, as an Employee, Director or Consultant. An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

(o)	“Director” means a member of the Board or the board of directors of an Affiliate.
(p)

“Disability” means the “disability” of a person as defined in a then-effective long-term disability plan maintained by the Company that covers such person or, if such a plan does not exist at any relevant time, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Award, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(q)

“Employee” means any person, including an Executive Officer or Director, who is employed by the Company or an Affiliate. The payment of compensation by the Company or an Affiliate to a Director or Consultant solely with respect to such individual rendering services in the capacity of a Director or Consultant, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.

(r)

“Executive Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

(s)

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute. Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(t)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)

If the Common Stock has an established market by virtue of being listed or quoted on any registered stock exchange, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid price, if applicable) on such exchange (or, if the Common Stock is listed or traded on more than one registered exchange, on the exchange with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price is reported on that day, on the last market trading day prior to the day of determination), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(ii)	In the absence of any listing or quotation of the Common Stock on any such registered exchange, the Fair Market Value shall be determined in good faith by the Committee.
(u)	“Incentive Stock Option” means any Option that satisfies the requirements of Section 422 of the Code and is granted pursuant to Section 7 of the Plan.
(v)

“Non-Employee Director” means a Director of the Company who either (i) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(w)	“Non-Qualified Stock Option” means an Option granted under Section 7 of the Plan that is not intended to be an Incentive Stock Option.
(x)

“Option” means an Award granted pursuant to Section 7 of the Plan to purchase a specified number of shares of Common Stock during the Option period for a specified exercise price, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

(y)

“Other Stock or Performance-Based Award” means an award granted pursuant to Section 13 of the Plan that is not otherwise specifically provided for in the Plan, the value of which is based in whole or in part upon the value of a share of Common Stock.

(z)	“Participant” means any Employee, Non-Employee Director or Consultant to whom an Award has been granted under the Plan.
(aa)	“Performance Award” means an Award granted pursuant to Section 12 of the Plan to a Participant that is subject to the attainment of one or more Performance Goals.
(bb)

“Performance Goal” means a standard established by the Committee based on one or more business criteria described in Section 12 to determine in whole or in part whether a Performance Award shall be earned.

(cc)

“Performance Period” shall mean that period of not less than one fiscal quarter in duration established by the Committee at the time any Performance Award is granted or at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

(dd)	“Phantom Stock Award” means an Award granted pursuant to Section 10 of the Plan.
(ee)	“Plan” means this PHX Minerals Inc. 2020 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
(ff)

“Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K. Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

(gg)

“Restricted Stock Award” means an Award granted under Section 11(a) of the Plan of shares of Common Stock issued to the Participant for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions, as are established by the Committee.

(hh)	“Restricted Stock Unit Award” means an Award granted under Section 11(b) of the Plan.
(ii)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.
(jj)	“Section” means a section of the Plan unless otherwise stated or the context otherwise requires.
(kk)

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute. Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(ll)	“Stock Appreciation Rights” means an Award granted under Section 9 of the Plan.

(mm)

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section  424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

4.INCENTIVE AWARDS AVAILABLE UNDER THE PLAN. Awards granted under this Plan may be (a) Incentive Stock Options; (b) Non-Qualified Stock Options; (c) Restricted Stock Awards; (d) Stock Appreciation Rights; (e) Bonus Stock; (f) Cash Awards; (g) Performance Awards; (h) Phantom Stock Awards; (i) Restricted Stock Unit Awards; and (j) Other Stock or Performance-Based Awards.

5.SHARES SUBJECT TO PLAN. Subject to adjustment pursuant to Section 14(a) hereof, the aggregate number of shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed 2,500,000, including such aggregate number of shares that have been reserved for issuance and are subject to unvested Awards under the Prior Plan (the “Share Pool Limit”). At all times during the term of the Plan, the Company shall allocate and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan. Except for shares of Common Stock issued with respect to Awards that are assumed or substituted as a result of the Company’s acquisition of another company (including by way of merger, combination or similar transaction), the number of shares reserved for issuance under the Plan shall be reduced by the number of shares of Common Stock issued in connection with the exercise or settlement of an Award or used to determine the amount of cash paid in connection with the exercise of Stock Appreciation Rights and the settlement of Phantom Stock Awards. Any shares of Common Stock (x) covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires or (y) except as provided below, that otherwise would be issued but are withheld in respect of taxes (up to the maximum statutory rate), shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Share Pool Limit and shall remain available for Awards under the Plan; provided that the following shall not remain available for Awards under the Plan and shall count against the Share Pool Limit: (i) any shares tendered or withheld to pay the exercise price of, or tax withholding obligations related to, Awards, (ii) any shares repurchased by the Company from a Participant with the proceeds from the exercise of Options and (iii) any shares reserved for issuance under a Stock Appreciation Right Award that exceed the number of shares actually issued upon exercise. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each case as the Committee may determine from time to time in its sole discretion. Subject to adjustment in accordance with Section 14(a), no more than 1,750,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options.

6.	ELIGIBILITY.
(a)

Awards other than Incentive Stock Options may be granted to Employees (including, without limitation, Executive Officers), Directors and Consultants. Incentive Stock Options may be granted only to Employees. Except as provided in this Section 6, the Committee in its sole discretion shall select the recipients of Awards.

(b)

The Committee shall have the authority to grant equity-based awards, including Options, Restricted Stock Awards and Restricted Stock Unit Awards, subject to the terms of the Plan, including specifically the limitations contained in this Section 6 and any additional limitations as may be contained in resolutions adopted by the Board from time to time, to selected Employees and Consultants who are not then (A) Executive Officers or (B) Non-Employee Directors. The Board may determine, or may cause the Committee to determine, (i) the maximum aggregate number of shares of Common Stock subject to Options granted by the Committee in any one calendar year; (ii) the maximum aggregate number of shares of Common Stock covered by Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Committee in any one calendar year; (iii) the aggregate number of shares of Common Stock that may be awarded to any individual under Options granted by the Committee; and/or (iv) the aggregate number of shares of Common Stock that may be awarded to any individual under Restricted Stock Awards and Restricted Stock Unit Awards in the aggregate granted by the Committee.

(c)

A Participant may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Employee, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

7.	OPTIONS.
(a)

Terms and Conditions of Options. The Committee shall determine whether an Option shall be granted as an Incentive Stock Option or a Non-Qualified Stock Option. The Committee shall determine the provisions, terms and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, repurchase provisions, forfeiture provisions, methods of payment and all other terms and conditions of the Option, subject to the requirements of Section 15 and the following:

(i)

Exercise Price. The exercise price of an Option shall be not less than the Fair Market Value of the shares of Common Stock on the date of grant of the Option. In addition, the exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock on the date of grant of the Option. The exercise price for each Option granted under this Section 7 shall be subject to adjustment pursuant to Section 14(a).

(ii)

Exercise Period. Options shall be exercisable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement; provided, however, that no Option shall be exercisable later than the expiration of ten (10) years from the date of grant of the Option, and provided further, that no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

(iii)

Limitations on Incentive Stock Options. The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000. If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options. If the Code is amended after the Effective Date to provide for a different limit than the one described in this Section 7(a)(iii), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(b)

Transferability of Options. Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Participant may designate persons who or which may exercise his or her Options following his or her death. Notwithstanding the preceding sentence, Non-Qualified Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may provide for in the Participant’s Award Agreement and approve prior to any such transfer. No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Option would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

(c)

Manner of Exercise. Options may be exercised in such manner as approved by the Company from time to time, including by delivery to the Company of a written exercise notice or by an exercise election made by a Participant through an electronic procedure authorized by the Company (which method or procedure need not be the same for each Participant), stating the number of shares of Common Stock being purchased, the method of payment and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares of Common Stock upon exercise of the Option, together with payment in full of the exercise price for the number of shares of Common Stock being purchased and satisfaction of the tax withholding provisions described in Section 16.

(d)

Payment of Exercise Price. Payment of the aggregate exercise price for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Participant, in any of the following methods: (i) if a public market for the Common Stock exists, upon the Participant’s written request, the Company may deliver certificates for the shares of Common Stock for which the Option is being exercised to a broker for sale on behalf of the Participant, provided that the Participant has irrevocably instructed such broker to remit from the proceeds of such sale directly to the Company on the Participant’s behalf the full amount of the exercise price plus any taxes the Company is required to withhold; (ii) by surrender to the Company for cancellation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to (or, to avoid the cancellation of fractional shares of Common Stock, less than) the aggregate exercise price of the shares of Common Stock being purchased upon such exercise; provided that such surrendered shares are not subject to any pledge or other security interest and have or meet such other requirements, if any, as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option being exercised; (iii) by a “net exercise” method whereby the Company withholds from the delivery of shares of Common Stock subject to the Option (or the portion thereof that is being exercised) that number of whole shares having an aggregate Fair Market Value on the date of exercise equal to (or, to avoid the issuance of fractional shares of Common Stock, less than) the aggregate exercise price of the shares of Common Stock being purchased upon such exercise; or (iv) by any combination of the foregoing, including a cash payment. No shares of Common Stock may be issued until full payment of the purchase price thereof has been made.

(e)	Exercise of Option Following Termination of Continuous Service.
(i)

Subject to the other provisions of this Section 7(e), (A) a Participant may exercise an Incentive Stock Option for a period of three (3) months following the date the Participant’s Continuous Service terminates and (B) a Participant may exercise a Non-Qualified Stock Option for a period of six (6) months following the date the Participant’s Continuous Service terminates, but in each case, only to the extent the Participant was otherwise entitled to exercise the Option on the date the Participant’s Continuous Service terminates.

(ii)	If the Participant’s Continuous Service is terminated by the Company or an Affiliate for Cause, the Participant’s right to exercise the Option shall immediately terminate.
(iii)

If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the Option for a period of one (1) year following the date the Participant’s Continuous Service terminates.

(iv)

In the event of the termination of the Participant’s Continuous Service as a result of the Participant’s death, the Participant’s estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the Option for a period of one (1) year following the Participant’s date of death.

(v)

An Option shall terminate to the extent not exercised on the last day of the specified post- termination exercise periods set forth above or the last day of the original term of the Option, whichever occurs first.

(vi)

The Committee shall have discretion to determine whether the Continuous Service of a Participant has terminated, the effective date on which such Continuous Service terminates and whether the Participant’s Continuous Service terminated as a result of the Disability of the Participant.

(f)	Limitations on Exercise.
(i)

The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided that such minimum number will not prevent Participant from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

(ii)

The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Option shall be subject to the condition that such exercise and the issuance and delivery of such shares pursuant thereto comply with the Securities Act, all applicable state securities laws and the requirements of any stock exchange or market-quotation system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise. The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or market-quotation system, and the Company shall have no liability for any inability or failure to do so.

(iii)

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

(g)

Modification, Extension and Renewal of Options. The Committee shall have the power to modify, cancel, extend (subject to the provisions of Section 7(a)(ii) hereof) or renew outstanding Options and to authorize the grant of new Options and/or Restricted Stock Awards in substitution therefor; provided, however, that (i) except as permitted by Section 14(a) of the Plan, any such action may not reprice any outstanding Option to reduce the exercise price thereof, directly or indirectly, without the approval of the shareholders of the Company and, (ii) without the written consent of any affected Participant, (A) impair any rights under any Option previously granted to such Participant or (B) cause the Option or the Plan to become subject to Section 409A of the Code.

Furthermore, notwithstanding anything to the contrary contained in this Section 7(g), other than permitted pursuant to Section 14, the Committee shall not without the approval of the Company’s shareholders (x) cancel an Option or Stock Appreciation Right when the exercise price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 14(c)) or (y) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares are then listed. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

(h)

Acquisitions and Other Transactions. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of the Plan to such grant. The Committee also may grant Options under the Plan in settlement of or substitution for outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate, whether by merger, stock purchase, asset purchase or other form of transaction. Notwithstanding the foregoing provisions of this Section 7, in the case of an Option issued or assumed pursuant to this Section 7(h), the exercise price for the Option shall be determined in accordance with the principles of Sections 424(a) and 409A of the Code as applicable.

8.	BONUS STOCK AWARDS.
(a)

Bonus Stock Awards. The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Common Stock for such consideration, if any, as established by the Committee and that are not subject to forfeiture provisions (a “Bonus Stock Award”).

(b)

Rights as Shareholder. Shares of Common Stock awarded pursuant to a Bonus Stock Award shall be represented by a stock certificate registered in the name of and delivered to, or held in a book entry account by the Company’s transfer agent established on behalf of, the Participant to whom such Bonus Stock Award is granted.

(c)

Payment for Bonus Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received by a Participant pursuant to a Bonus Stock Award. In the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Bonus Stock Award, except to the extent otherwise required by law.

9.STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights to Employees, Consultants or Non-Employee Directors. The terms and conditions of Stock Appreciation Rights, including the vesting and exercise provisions, shall be set forth in an Award Agreement. A Stock Appreciation Right may be granted (i) if unrelated to an Option, at any time, or (ii) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option. The exercise price of any Stock Appreciation Right shall be not less than the Fair Market Value of the Common Stock on the grant date of the Award.

(a)

Payment of Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon exercise of the right, shares of Common Stock or their cash equivalent in an amount equal to the increase, if any, in Fair Market Value of the Common Stock between the grant and exercise dates. The Committee may specifically designate in the Award Agreement that such Award will be settled (i) only in cash, (ii) only in shares of Common Stock or (iii) in such combination of such forms and, if not so provided in the Award Agreement, the Award will be settled in shares of Common Stock unless the Committee determines, at the time of exercise of the Award, that the Award will be settled in cash or a combination of shares of Common Stock and cash.

(b)

Tandem Rights. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case (i) the Stock Appreciation Rights shall be exercisable at such time or times and only to the extent that the related Option is exercisable, (ii) the exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised and (iii) the Stock Appreciation Rights will not be transferable (other than by will or the laws of descent and distribution) except to the extent the related Option is transferable. Upon the exercise of an Option granted in connection with Stock Appreciation Rights, the Stock Appreciation Rights shall be cancelled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

(c)

Stock Appreciation Rights Unrelated to an Option. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term greater than ten (10) years. Each such Stock Appreciation Right that is unrelated to an Option may be exercised by the Participant for a period of six (6) months following the date the Participant’s Continuous Service terminates, but only to the extent the Participant was otherwise entitled to exercise the Stock Appreciation Right on the date the Participant’s Continuous Service terminates (and in no event later than the expiration date of the Award); provided, however, that if the Participant’s Continuous Service terminates for Cause, the Participant’s right to exercise the Stock Appreciation Right shall immediately terminate.

10.PHANTOM STOCK AWARDS. The Committee may, from time to time and subject to the terms of the Plan, grant Phantom Stock Awards to Employees, Consultants and Non-Employee Directors.

(a)

Payment of Phantom Stock Awards. A Phantom Stock Award is a right to receive a specified number of shares of Common Stock or cash equal to the Fair Market Value of a specified number of shares of Common Stock issued or paid at the end of a vesting period or the last day of a specified deferral period.

(i)

Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period or a vesting period specified for such Phantom Stock Award by the Committee (which may include a risk of forfeiture), if any, as the Committee may impose. Such risk of forfeiture may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine.

(ii)

Award Period; Forfeiture. The Committee shall establish, at the time of grant of each Phantom Stock Award, a period over which (or the conditions with respect to which) the Award shall vest with respect to the Participant and the time at which the Award will be settled and paid.

11.	RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNIT AWARDS.
(a)	Restricted Stock Awards. The Committee may, from time to time and subject to the terms of the Plan, grant Restricted Stock Awards to Employees, Consultants and Non-Employee Directors.
(i)

Forfeiture Restrictions. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and to an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the

“Forfeiture Restrictions”). The Forfeiture Restrictions and the vesting period shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions and the vesting period shall lapse on the passage of time, the attainment of one or more Performance Goals, established by the Committee or the occurrence of such other event or events determined to be appropriate by the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall be stated in the Award Agreement and vesting of such Restricted Stock Award shall occur upon the lapse of the Forfeiture Restrictions applicable to such Restricted Stock Award.

(ii)

Rights as Shareholder. Shares of Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant of such Restricted Stock Award or by a book entry account with the Company’s transfer agent. The Participant shall have the right to vote the shares of Common Stock subject thereto and to enjoy all other shareholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in the Award, (i) the Participant shall not be entitled to delivery of the stock certificates evidencing the shares of Common Stock or release of transfer restrictions on shares of Common Stock held in a book entry account with the Company’s transfer agent until the Forfeiture Restrictions have expired, (ii) the Company or an escrow agent shall retain custody of the stock certificates evidencing the shares of Common Stock (or such shares shall be held in a book entry account with the Company’s transfer agent) until the Forfeiture Restrictions expire and (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions expire. During the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any Restricted Stock Award will be retained by the Company for the account of the Participant. Such dividends or other distributions will revert back to the Company if for any reason the Restricted Stock Award reverts back to the Company. Upon the expiration of the Forfeiture Restrictions, all dividends or other distributions made on such Restricted Stock Award and retained by the Company will be paid, without interest, to the Participant.

(iii)

Release of Common Stock. One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Participant (or the transfer restrictions on shares of Common Stock held in a book entry account for the Participant will be released) promptly after, and only after, the Forfeiture Restrictions expire and Participant has satisfied all applicable federal, state and local income and employment tax withholding requirements. The Participant, by his or her acceptance of the Restricted Stock Award, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and such provisions regarding transfers of forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

(iv)

Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Restricted Stock Award; provided that in the absence of such a determination, the Participant shall not be required to make any payment for shares of Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(b)	Restricted Stock Unit Awards. The Committee may, from time to time and subject to the terms of the Plan, grant Restricted Stock Unit Awards to Employees, Consultants and Non-Employee Directors.
(i)

Settlement of Restricted Stock Unit Awards. A Restricted Stock Unit Award is a right to receive a specified number of shares of Common Stock or cash equal to the Fair Market Value of a specified number of shares of Common Stock issued or paid at the end of a vesting period or the last day of a specified deferral period.

(A)

Award and Restrictions. Settlement of a Restricted Stock Unit Award shall occur upon expiration of the deferral period or a vesting period specified for such Restricted Stock Unit Award by the Committee (which may include a risk of forfeiture), if any, as the Committee may impose. Such restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine.
(B)

Award Period. The Committee shall establish, at the time of grant of each Restricted Stock Unit Award, a period over which (or the conditions with respect to which) the Award shall vest with respect to the Participant and the time at which the Award will be settled and paid. Except as otherwise determined by the Committee or as may be set forth in any Restricted Stock Unit Award Agreement, employment or other agreement or plan pertaining to a Restricted Stock Unit Award, upon termination of the Participant’s Continuous Service during the applicable deferral period or vesting period (including any applicable Performance Period) or portion thereof to which forfeiture conditions apply, all Restricted Stock Unit Awards that are at that time subject to deferral period or a vesting period shall be forfeited.

12.	CASH AWARDS AND PERFORMANCE AWARDS.
(a)

Cash Awards. The Committee shall, subject to the limitations of the Plan, have authority to grant Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Goals over a Performance Period established by the Committee. The determinations made by the Committee pursuant to this Section 12(a) shall be specified in the applicable Award Agreement or other document or documents established by the Committee pursuant to which the Cash Award is granted.

(b)

Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, Stock Appreciation Rights, Phantom Stock Awards, Restricted Stock Awards, Restricted Stock Unit Awards and Other Stock or Performance-Based Awards as a Performance Award. All Cash Awards shall be designated as Performance Awards. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions. The grant and/or settlement of a Performance Award shall be subject to the terms and conditions set forth in this Section 12. The Committee may also grant performance-based Awards pursuant to Section 13 that are not intended to satisfy the provisions of this Section 12.

(c)

Performance Goals. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Goals over a Performance Period established by the Committee based upon one or more business criteria, which may include those described in Section 12(c)(ii).

(i)

General. The Performance Goals for Performance Awards shall consist of one or more criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. Performance Goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

(ii)

Business Criteria. One or more of the following business criteria may be used by the Committee, without limitation, in establishing Performance Goals for Performance Awards granted to a Participant: (A) earnings per share; (B) revenue (including increased revenues); (C) profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); (D) cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow, distributable cash flow and distributable cash flow per share and net cash flow before financing activities); (E) return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (F) economic value added; (G) gross margin; (H) net income measures (including income after capital costs and income before or after taxes); (I) earnings; (J) pretax earnings; (K) earnings before interest, taxes, depreciation and amortization (“EBITDA”) or adjusted EBITDA; (L) earnings before taxes and depreciation (“EBTD”); (M) earnings before interest and taxes (“EBIT”); (N) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (O) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); (P) stock price measures (including growth measures and total shareholder return); (Q) debt reduction; (R) price per share of Common Stock; (S) market share; (T) earnings per share or adjusted earnings per share (actual or growth in); (U) economic value added (or an equivalent metric); (V) market value added; (W) debt to equity ratio; (X) expense measures (including overhead cost and general and administrative expense); (Y) changes in working capital; (Z) margins; (AA) shareholder value; (BB) proceeds from dispositions; (CC) total market value; (DD) customer satisfaction or growth; and (EE) implementation, completion or attainment of measurable objectives with respect to the acquisition, development and/or productivity of assets. Any goals may be determined on the absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The Committee may determine that certain items, events or occurrences, including unusual or nonrecurring items, changes in accounting standards or tax laws or other adjustments, shall be added to or excluded from the calculation of any of the business criteria.

(iii)

Performance Period. Achievement of performance goals in respect of Performance Awards may be measured based on performance over a Performance Period, as specified by the Committee, or may be determined based on whether or not the performance goals are satisfied at any time prior to the expiration of a Performance Period.

13.	OTHER STOCK OR PERFORMANCE-BASED AWARDS.

The Committee is hereby authorized to grant to Employees, Consultants and Non-Employee Directors, Other Stock or Performance-Based Awards, which shall consist of a right that (i) is not an Award described in any other Section of the Plan and (ii) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Award. The term of an Award granted under this Section shall in no event exceed a period of ten (10) years (or if the Award is intended to satisfy the provisions of Section 12, such shorter period provided for in Section 12).

14.	ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.
(a)

Capital Adjustments. The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise or purchase price of such outstanding Award and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Section 5 shall be proportionately adjusted or an equitable substitution shall be made with respect to such shares to reflect, as determined by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, extraordinary cash dividend resulting from a nonrecurring event that is not a payment of normal corporate earnings, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws or other applicable laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (x) the value of any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value or (y) the number of shares of Common Stock issuable under the Award will be rounded down to the nearest whole number, as determined by the Committee. Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Notwithstanding the foregoing provisions of this Section 14, no adjustment may be made by the Committee with respect to an outstanding Award that would cause such Award and/or the Plan to become subject to Section 409A of the Code.

(b)

Dissolution or Liquidation. The Committee shall notify the Participant at least twenty (20) days prior to any proposed dissolution or liquidation of the Company. Unless provided otherwise in an individual Award Agreement, to the extent that an Award has not been previously exercised or settled, or the vesting conditions have not lapsed, any such Award other than a Restricted Stock Award shall expire and any such Award that is a Restricted Stock Award shall be forfeited and the shares of Common Stock subject to such Restricted Stock Award shall be returned to the Company, in each case, immediately prior to consummation of such dissolution or liquidation, and such Award shall terminate immediately prior to consummation of such dissolution or liquidation. A “dissolution or liquidation of the Company” shall not be deemed to include, or to be occasioned by, any merger or consolidation of the Company with any other corporation or other entity or any sale of all or substantially all of the assets of the Company (unless that sale is effected as part of a plan of liquidation of the Company in which the Company’s business and affairs are wound up and the corporate existence of the Company is terminated).

(c)

Change in Control. Unless specifically provided otherwise with respect to Change in Control events in an individual Award Agreement or in a then-effective written employment agreement between the Participant and the Company, if, during the effectiveness of the Plan, a Change in Control occurs, each Option and Stock Appreciation Right which is at the time outstanding under the Plan shall (i) automatically become fully vested and exercisable, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Option or Stock Appreciation Right and (ii) expire twenty (20) days after the Committee gives written notice to the Participant specifying the terms and conditions of the acceleration of the Participant’s Options or Stock Appreciation Rights, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire. To the extent that a Participant exercises his or her Option before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Option (subject to the Participant’s satisfaction of the requirements of Section 16), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control. If a Participant does not exercise his or her Option within the twenty (20) day period described above, or if earlier, the date by which the Option or Stock Appreciation Right otherwise would expire, the Option or Stock Appreciation Right shall immediately be forfeited and the Participant shall have no further rights to exercise the Option or Stock Appreciation Right. Notwithstanding the foregoing provisions, in the event of any Change in Control, all of the Company’s obligations regarding Options and Stock Appreciation Rights that were granted hereunder and that are outstanding and vested on the date of such event (taking into consideration any acceleration of vesting in connection with such transaction) may, on such terms as may be approved by the Committee prior to such event, be (x) assumed by the surviving or continuing corporation (or substituted options of equal value may be issued by such corporation) or (y) canceled in exchange for cash, securities of the acquiror or other property in an amount equal to the amount that would have been payable to a Participant pursuant to the Change in Control event if the Participant’s vested Options and Stock Appreciation Rights had been fully exercised immediately prior to the Change in Control event; provided, however, that if the amount that would have been payable to a Participant pursuant to such transaction if such Participant’s vested Options and Stock Appreciation Rights had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, the Committee may, in its discretion, cancel any or all such Options for no consideration or payment of any kind.

Unless specifically provided otherwise with respect to Change in Control events in an individual Award Agreement or in a then-effective written employment agreement between the Participant and the Company, if, during the effectiveness of the Plan, a Change in Control occurs, the Restricted Period applicable to outstanding Restricted Stock Awards, Restricted Stock Unit Awards and all other outstanding Awards subject to forfeiture provisions (other than Awards consisting of Options or Stock Appreciation Rights) shall lapse and such Awards shall become fully vested and settled (subject, in each case, to satisfaction by the affected Participant of the requirements of Section 16).

Unless specifically provided otherwise with respect to Change in Control events in an individual Award Agreement or in a then-effective written employment agreement between the Participant and the Company, with respect to Performance Awards, all incomplete Performance Periods in respect of any such Award in effect on the date the termination occurs shall end on the date of such termination and the Committee shall (i) determine the extent to which the Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to the Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee. To the extent practicable, any actions taken by the Committee under this paragraph shall occur in a manner and at a time that allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.	GENERAL PROVISIONS APPLICABLE TO ALL AWARDS.
(a)

General. In addition to the other terms and conditions of the Plan pursuant to which Awards may be granted, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and, to the extent permissible under Section 409A of the Code, terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate or waive any term or condition of an Award that would cause the Participant to incur additional taxes under Section 409A of the Code. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Oklahoma General Corporation Act, no consideration other than services may be required for the grant of any Award.

(b)

Form of Award. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (which need not be the same for each Participant) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that Awards satisfy the requirements of Section 409A of the Code (or with an exception with respect to Code Section 409A) to avoid the imposition of excise taxes thereunder and any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code. The Award Agreement shall be delivered to the Participant, with a copy of the Plan and other relevant documents, within a reasonable time after the date of grant. Notwithstanding any other provision of the Plan relating to Award Agreements, an Award and related documents, including the Plan and any prospectus for the Plan, may be delivered to a Participant in electronic format pursuant to such policies and procedures as adopted from time to time by the Company. If an Award or related documents are delivered in an electronic format and the Participant consents to participate in the electronic Award procedures established by the Company to access the Award documents, such action by the Participant shall constitute the Participant’s electronic signature and acceptance of the terms and conditions of the Award.

(c)

Date of Grant. The date of grant of an Award shall be the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

(d)

Awards Criteria; Minimum Vesting. In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Participant as it deems appropriate. Notwithstanding any other provision of the Plan to the contrary, all Awards under the Plan shall be subject to a minimum vesting schedule of at least twelve (12) months following the date of grant of the Award, provided, however, that up to five percent (5%) of the shares underlying Awards granted after the Effective Date (including all Bonus Stock Awards) may be subject to vesting schedules of less than twelve (12) months. Awards under the Plan granted to Non-Employee Directors in respect of regular annual fees shall be deemed to satisfy the minimum vesting schedule set forth in the preceding sentence regardless of whether the Company’s subsequent regular annual meeting of shareholders is at least twelve (12) months following the date of grant of the Award.

(e)

Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Award, payments to be made upon the exercise or settlement of an Award shall be made as soon as administratively practicable following the date on which the amount is payable. The settlement of any Award may, subject to any specific provisions or limitations set forth in the Award, be paid in the form of cash, Common Stock or a combination thereof, as determined by the Committee in connection with such settlement; provided, however, that no Award other than a Cash Award may be paid in cash in lieu of shares of Common Stock if the Committee determines that such action would cause the Participant to be subject to an additional tax under Section 409A of the Code.

(f)	Termination of Continuous Service.
(i)	Termination for Cause. In the event a Participant’s Continuous Service is terminated for Cause, all outstanding Awards that have then not been settled (whether vested or unvested) shall be forfeited immediately and any shares of Restricted Stock for which the vesting period had not lapsed as of the Participant’s termination of Continuous Service shall be transferred immediately out of the Participant’s name.

(ii)

Death; Disability. Except as otherwise provided in an Award Agreement or an employment or other agreement or plan, any Award granted hereunder which is not otherwise vested shall vest in full (with any performance conditions deemed earned at the target level) upon the death or Disability of the Participant.

(iii)

Involuntary Termination. Except as otherwise provided in an Award Agreement or an employment or other agreement or plan, in the event that a Participant’s Continuous Service is terminated involuntarily without Cause and subject to the Participant’s execution of a release of claims in the form provided by the Company, (A) any unvested Awards that are only subject to time-vesting conditions and not subject to performance-vesting conditions and that were granted prior to the date of termination shall vest immediately in full on the date of such Participant’s termination and (B) any unvested Awards with performance-vesting conditions that were granted prior to the date of termination shall be retained by the Participant, even after such Participant’s Continuous Service has been terminated, and shall continue to be subject to any performance-vesting conditions.

(iv)

Other Termination. Except as otherwise provided in an Award Agreement or an employment or other agreement or plan, or as otherwise determined by the Committee, in the event that a Participant’s Continuous Service terminates in circumstances not otherwise set forth in this Section 15(f), any unvested Award granted hereunder shall be forfeited immediately and any shares of Restricted Stock for which the vesting period had not lapsed as of the Participant’s termination of Continuous Service shall be transferred immediately out of the Participant’s name.

(g)

Transferability of Awards. Except as provided in Section 7(b) with respect to Non-Qualified Stock Options, Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Participant only by the Participant; provided that the Participant may designate persons who or which may exercise or receive his or her Awards following his or her death.

(h)

Privileges of Stock Ownership. Except as provided in the Plan with respect to Bonus Stock Awards and as provided in Section 11(a)(ii) with respect to Restricted Stock Awards, no Participant will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised or settled and the purchased or awarded shares are issued and delivered to the Participant, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided otherwise in the Plan. No Award (or portion thereof) may provide for the payment of dividends or dividend equivalents before the date on which the Award (or portion thereof) vests. With respect to any Award that provides an entitlement to dividends or dividend equivalents, such dividends or dividend equivalents will be retained by the Company for the account of the Participant during the vesting period and will revert back to the Company if for any reason the Award is forfeited or reverts back to the Company prior to vesting. Upon vesting, all dividends or dividend equivalents retained by the Company in respect of such Award will be paid, without interest, to the Participant. In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights.

(i)

Clawback. Awards under the Plan shall be subject to the clawback or recapture policy, if any, that the Company may adopt from time to time or any clawback or recapture provisions set forth in an Award Agreement or program to the extent provided in such policy, program or agreement and, in accordance with such policy, program or agreement, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed or paid to the Participant.

(j)	Section 409A.
(i)

Separation from Service. Notwithstanding any provision contained in the Plan to the contrary, no amount shall be paid pursuant to the Plan that is treated as a “nonqualified deferred compensation plan” as described in Section 409A(a)(1) of the Code relating to a Participant’s termination of

Continuous Service with the Company or an Affiliate unless such termination of Continuous Service constitutes a “separation from service” as such term is defined under Treasury Regulation Section 1.409A-1(h) and any successor provision thereto (“Separation from Service”).

(ii)

Deferred Payments for Certain Key Employees. Notwithstanding any other provision contained in the Plan or a related Award document to the contrary, if the Company determines that (i) at the time of the Participant’s Separation from Service the Participant is a “specified employee” for purposes of Section 409A(a)(2)(B)(i) of the Code and (ii) any payments to be provided to the Participant under the Plan are or may become subject to the additional tax under Section 409A(a)(1)(B) of the Code or any other taxes or penalties imposed under Section 409A of the Code (“409A Taxes”) if paid at the time such payments are otherwise required under the Plan or a related Award document, then such payments shall be delayed until the earlier of (A) the date that is six (6) months after the date of the Participant’s Separation from Service or (B) the Participant’s death. If the amounts delayed are payable in installments, the delayed payments will be paid on the first day of the seventh month following the date of the Participant’s Separation from Service (or earlier death). The provisions of this Section 15(j)(ii) shall only apply to the minimum extent required to avoid the Participant’s incurrence of any 409A Taxes.

(iii)

Section 409A Compliance; Separate Payments. The Plan is intended to be written, administered, interpreted and construed in a manner such that no payment or benefits provided under the Plan or a related Award document become subject to (A) the gross income inclusion set forth within Section 409A(a)(1)(A) of the Code or (B) the interest and additional tax set forth within Section 409A(a)(1)(B) of the Code (collectively, “Section 409A Penalties”), including, where appropriate, the construction of defined terms to have meanings that would not cause the imposition of Section 409A Penalties. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty. For purposes of Section 409A of the Code (including, without limitation, for purposes of Treasury Regulation Section 1.409A-2(b)(2)(iii)), each payment that a Participant may be eligible to receive under the Plan or a related Award document shall be treated as a separate and distinct payment and shall not collectively be treated as a single payment.

16.	WITHHOLDING FOR TAXES.

Any issuance of Common Stock pursuant to the exercise of an Option or payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any income and employment tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. In addition, on the occurrence of an event with respect to an Award that requires the Company to withhold taxes, the Participant shall make arrangements satisfactory to the Company whereby such taxes may be paid. Such arrangements may, at the discretion of the Committee, include allowing the person to tender to the Company shares of Common Stock owned by the person, or to request the Company to withhold shares of Common Stock that otherwise would have been acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an Executive Officer or individual subject to Rule 16b-3, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) that otherwise would have been issued in connection with such Award payment or exercise.

17.	MISCELLANEOUS.
(a)

No Rights to Awards. No Participant or other person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards, and the terms and conditions of Awards need not be the same with respect to each recipient.

(b)

Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Oklahoma, without regard to any principles of conflicts of law.

(c)

Other Laws. The Committee may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance of transfer or such shares or such other consideration might violate any applicable law.

(d)

Administration. The Plan shall be administered by the Committee. The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan. The Committee may rescind and amend its rules and regulations from time to time. The interpretation by the Committee of any of the provisions of the Plan or any Award granted under the Plan shall be final, binding and conclusive upon the Company and all persons having an interest in any Award or any shares of Common Stock acquired pursuant to an Award. Notwithstanding the authority hereby delegated to the Committee to grant Awards to Employees, Directors and Consultants under the Plan, the Board shall have full authority, subject to the express provisions of the Plan, to grant Awards to Employees, Directors and Consultants under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to the Plan, to determine the terms and provision of Awards granted to Employees, Consultants and Directors under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan. The Board or Committee may delegate any of its powers under the Plan to a subcommittee of the Committee or one of their respective members, or to one or more officers of the Company designated by the Board or Committee from time to time, in each case subject to applicable laws and the requirements of any stock exchange or market-quotation system upon which the shares of Common Stock may then be listed or quoted. No member of the Committee or the Board (or their designees) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award granted hereunder.

(e)

Effect of Plan. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures or shares of preferred stock ahead of or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding by or for the Company. Nothing contained in the Plan or in any Award, or in other related documents, shall confer upon any Employee, Director or Consultant any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person’s Continuous Service at any time, with or without Cause.

(f)

No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

(g)

Amendment or Termination of Plan. The Board in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including amendment of any form of Award, exercise agreement or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Section 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain shareholder approval of any Plan amendment in such manner and to such a degree as required. No Award may be granted after termination of the Plan. Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an amendment to the terms of an Award) signed by the Participant and the Company. Notwithstanding the preceding sentence, the Board unilaterally may amend the Plan to the extent necessary or appropriate to prevent the Plan or an Award from being subject to the provisions of Section 409A of the Code; provided that any such amendment is permitted by Section 409A of the Code, Treasury regulations issued thereunder or other guidance issued by the Internal Revenue Service.

(h)

Effective Date; Term of Plan. The Plan shall become effective on the date on which the Company’s shareholders approve the Plan. If the Plan is not so approved by the Company’s shareholders, then the Plan will be null and void in its entirety and the Prior Plan will remain in full force and effect. Unless sooner terminated by action of the Board, the Plan shall terminate on the earlier of (i) the tenth (10th) anniversary of the Effective Date or (ii) the date on which no shares of Common Stock subject to the Plan remain available to be granted as Awards under the Plan according to its provisions.

(i)

Severability and Reformation. The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law. Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable. If, however, any provision of the Plan is held to be wholly illegal, invalid or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

(j)

Interpretive Matters. Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine or neuter, and the singular shall include the plural, and visa versa. The term “include” or “including” does not denote or imply any limitation. The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

PHX Minerals Inc. 2021 Annual Stockholders Meeting

March 2, 2021

9:00 A.M. Central Standard Time

PHX MINERALS ANNUAL MEETING OF PHX MINERALS INC. Date: Tuesday, March 2, 2021 Time: 9:00 A.M. (Central Standard Time) Place: Annual Meeting to be held live via the Internet – please visit www.proxydocs.com/PHX for more details Please make your marks like this: Use dark black pencil or pen only The Board of Directors recommends a vote FOR the election of the director nominees in proposal 1 and FOR proposals 2, 3, 4, and 5. 1: Election of three directors to serve on the Company’s board of directors for three-year terms ending at the Company’s annual meeting in 2024. 01 Lee M. Canaan 02 Peter B. Delaney 03 Glen A. Brown For Withhold Directors Recommend For For For For Against Abstain 2: Advisory vote to approve the compensation of the Company’s named executive officers. 3: Ratification of the selection and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. 4: Approval of the amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 24,000,500 shares to 36,000,500 shares. 5: Approval of the PHX Minerals Inc. 2021 Long-Term Incentive Plan. For For For For To Attend the Annual Meeting of PHX Minerals Inc., please visit www.proxydocs.com/PHX to register for the Virtual Meeting at least 5 days prior to the meeting date. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided. PHX MINERALS Annual Meeting of PHX Minerals Inc. to be held on Tuesday, March 2, 2021 for Holders as of January 4, 2021 This proxy is being solicited on behalf of the Board of Directors VOTE BY: INTERNET TELEPHONE Go To www.proxypush.com/PHX • Cast your vote online. • View meeting documents. • Use any touch-tone telephone. •Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. OR MAIL OR Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints Vickie P. Williams and Deanna P. Tillman, or either of them, as proxies each with full power of substitution, to represent and vote all of the shares of Class A common stock of PHX Minerals Inc. held of record by the undersigned on January 4, 2021 at the annual meeting of shareholders to be held on March 2, 2021, or any adjournment or postponement thereof. Should other matters properly come before the meeting, the proxies are further authorized to vote thereon as the Board of Directors may recommend. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, AND 5. All votes by ESPP participants must be received by 5:00 P.M., Eastern Time, February 26, 2021. PROXY TABULATOR FOR PHX MINERALS INC. C/O MEDIANT COMMUNICATIONS P.O. BOX 8016 CARY, NC 27512-9903

Revocable Proxy — PHX Minerals Inc. Annual Meeting of Stockholders March 2, 2021 9:00 a.m. (Central Standard Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Vickie P. Williams and Deanna P. Tillman, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of PHX Minerals Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders on Tuesday, March 2, 2021, at 9:00 a.m. (Central Standard Time). To attend the Annual Meeting of PHX Minerals Inc., please visit www.proxydocs.com/PHX to register for the Virtual Meeting. This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in Proposal 1 and FOR Proposals 2, 3, 4, and 5. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Please separate carefully at the perforation and return just this portion in the envelope provided.